EXHIBIT 4.1

         (Indenture, dated as of November 19, 1997, between the Corporation and The Bank of New York as trustee, relating to Junior Subordinated Deferrable Interest Debentures due 2027 of MainStreet BankGroup Incorporated)


                                   EXHIBIT 4.1




                        MAINSTREET BANKGROUP INCORPORATED

                         ------------------------------




                         ------------------------------


                                    INDENTURE

                          Dated as of November 19, 1997
                                           ------------------------------




                              THE BANK OF NEW YORK


                              as Debenture Trustee


                         ------------------------------


               JUNIOR SUBORDINATED DEFERRABLE INTEREST DEBENTURES

TIE-SHEET

         of provisions of Trust Indenture Act of 1939 with Indenture dated as of November 19, 1997 between MainStreet BankGroup Incorporated and The Bank of New York, as Debenture Trustee:

ACT SECTION                                                INDENTURE SECTION

310(a)(1)................................................................6.09
   (a)(2) ...............................................................6.09
310(a)(3).................................................................N/A
   (a)(4).................................................................N/A
310(a)(5)..........................................................6.10, 6.11
310(b)....................................................................N/A
310(c)...................................................................6.13
311(a) and (b)............................................................N/A
311(c)..........................................................4.01, 4.02(a)
312(a)...................................................................4.02
312(b) and (c)...........................................................4.04
313(a)...................................................................4.04
313(b)(1)................................................................4.04
313(b)(2)................................................................4.04
313(c)...................................................................4.04
313(d)...................................................................4.04
314(a)...................................................................4.03
314(b)....................................................................N/A
314(c)(1) and (2)........................................................6.07
314(c)(3).................................................................N/A
314(d) ...................................................................N/A
314(e)...................................................................6.07
314(f) ...................................................................N/A
315(a)(c) and (d)........................................................6.01
315(b) ..................................................................5.08
315(e) ..................................................................5.09
316(a)(1) ...............................................................5.07
316(a)(2) ................................................................N/A
316(a) last sentence ....................................................2.09
316(b) ..................................................................9.02
317(a) ..................................................................5.05
317(b) ..................................................................6.05
318(a) .................................................................13.08


         THIS TIE-SHEET IS NOT PART OF THE INDENTURE AS EXECUTED.


                      TABLE OF CONTENTS*

                                                                                                               Page
                                                                                                               ----

ARTICLE I
                                                     DEFINITIONS................................................  1
         SECTION 1.01    Definitions............................................................................  1
         Additional Sums.......................................................................................   1
         Adjusted Treasury Rate.................................................................................  2
         Affiliate       .......................................................................................  2
         Authenticating Agent...................................................................................  2
         Bankruptcy Law ........................................................................................  2
         Board of Directors.....................................................................................  2
         Board Resolution.......................................................................................  2
         Business Day      .....................................................................................  2
         Capital Securities.....................................................................................  2
         Commission       ....................................................................................... 2
         Common Securities......................................................................................  3
         Common Securities Guarantee............................................................................  3
         Common Stock ..........................................................................................  3
         Comparable Treasury Issue..............................................................................  3
         Comparable Treasury Price..............................................................................  3
         Corporation       .....................................................................................  4
         Corporation Request....................................................................................  4
         Compounded Interest....................................................................................  4
         Custodian        ......................................................................................  4
         Debenture Event of Default.............................................................................  4
         Debentureholder........................................................................................  4
         holder of Junior Subordinated Debentures...............................................................  4
         Debenture Register.....................................................................................  4
         Debenture Trustee......................................................................................  4
         Declaration       .....................................................................................  5
         Default           .....................................................................................  5
         Deferred Interest......................................................................................  5
         Definitive Junior Subordinated Debentures..............................................................  5
         Depositary      .......................................................................................  5
         Dissolution Event......................................................................................  5
         Exchange Act     ......................................................................................  5
         Exchange Offer ........................................................................................  5
         Extension Period.......................................................................................  5
         Global Junior Subordinated Debenture...................................................................  6
         Guarantee       .......................................................................................  6
         Indebtedness"  .......................................................................................   6
         Indebtedness Ranking on a Parity with the Junior Subordinated Debentures...............................  6
         Indebtedness Ranking Junior to the Junior Subordinated Debentures......................................  7
         Indenture       .......................................................................................  7
         Initial Optional Prepayment Date.......................................................................  7
         Interest Payment Date..................................................................................  7
         Junior Subordinated Debentures.........................................................................  7
         Liquidated Damages.....................................................................................  7
         MainStreet Capital Trust I.............................................................................  7
         Make Whole Amount......................................................................................  8
         Mortgage        .......................................................................................  8
         Non Book-Entry Capital Securities......................................................................  8
         Officers        .......................................................................................  8
         Officers' Certificate..................................................................................  8
         Opinion of Counsel.....................................................................................  8
         Optional Prepayment Price..............................................................................  8
         Other Debentures.......................................................................................  8
         Other Guarantees.......................................................................................  8
         Outstanding     .......................................................................................  8
         Person          .......................................................................................  9
         Predecessor Junior Subordinated Debenture..............................................................  9
         Prepayment Price.......................................................................................  9
         Principal Office of the Debenture Trustee..............................................................  9
         Property Trustee....................................................................................... 10
         Purchase Agreement..................................................................................... 10
         Quotation Agent.......................................................................................  10
         Reference Treasury Dealer.............................................................................. 10
         Reference Treasury Dealer Quotations................................................................... 10
         Registration Rights Agreement.......................................................................... 10
         Regulatory Capital Event............................................................................... 10
         Responsible Officer.................................................................................... 11
         Restricted Junior Subordinated Debenture............................................................... 11
         Rule 144A       ....................................................................................... 11
         Securities Act   .......................................................................................11
         Senior Indebtedness.................................................................................... 11
         Series A Junior Subordinated Debentures................................................................ 11
         Series B Junior Subordinated Debentures................................................................ 11
         Special Event   ....................................................................................... 11
         Special Event Prepayment Price......................................................................... 11
         Stated Maturity Date................................................................................... 11
         Subsidiary      ....................................................................................... 11
         Tax Event       ....................................................................................... 12
         Trust Securities....................................................................................... 13
         U.S. Government Obligations............................................................................ 13

ARTICLE II

                                           JUNIOR SUBORDINATED DEBENTURES....................................... 14
         SECTION 2.01    Forms Generally........................................................................ 14
         SECTION 2.02    Execution and Authentication........................................................... 14
         SECTION 2.03    Form and Payment....................................................................... 14
         SECTION 2.04    Legends................................................................................ 15
         SECTION 2.05    Global Junior Subordinated Debenture................................................... 15
         SECTION 2.06    Interest............................................................................... 18
         SECTION 2.07    Transfer and Exchange.................................................................. 18
         SECTION 2.08    Replacement Junior Subordinated Debentures............................................. 21
         SECTION 2.09    Temporary Junior Subordinated Debentures............................................... 22
         SECTION 2.10    Cancellation........................................................................... 23
         SECTION 2.11    Defaulted Interest..................................................................... 23
         SECTION 2.12    CUSIP Numbers.......................................................................... 24

ARTICLE III

                                       PARTICULAR COVENANTS OF THE CORPORATION.................................. 24
         SECTION 3.01.   Payment of Principal, Premium and Interest............................................. 24
         SECTION 3.02.   Offices for Notices and Payments, etc.................................................. 25
         SECTION 3.03.   Appointments to Fill Vacancies in Debenture Trustee's Office........................... 26
         SECTION 3.04.   Provision as to Paying Agent........................................................... 26
         SECTION 3.05.   Certificate to Debenture Trustee....................................................... 27
         SECTION 3.06.   Compliance with Consolidation Provisions............................................... 27
         SECTION 3.07.   Limitation on Dividends................................................................ 28
         SECTION 3.08.   Covenants as to MainStreet Capital Trust I............................................. 28
         SECTION 3.09.   Payment of Expenses.................................................................... 29
         SECTION 3.10.   Payment Upon Resignation or Removal.................................................... 30

ARTICLE IV

                   DEBENTUREHOLDERS' LISTS AND REPORTS BY THE
                                        CORPORATION AND THE DEBENTURE TRUSTEE................................... 30
         SECTION 4.01.   Debentureholders' Lists................................................................ 30
         SECTION 4.02.   Preservation and Disclosure of Lists................................................... 30
         SECTION 4.03.   Reports by the Corporation............................................................. 32
         SECTION 4.04.   Reports by the Debenture Trustee....................................................... 33

ARTICLE V

             REMEDIES OF THE DEBENTURE TRUSTEE AND DEBENTUREHOLDERS
                                                 ON EVENT OF DEFAULT............................................ 34
         SECTION 5.01.   Debenture Events of Default............................................................ 34
         SECTION 5.02.   Payment of Junior Subordinated Debentures on Default; Suit Therefor.................... 36
         SECTION 5.03.   Application of Moneys Collected by Debenture Trustee................................... 39
         SECTION 5.04.   Proceedings by Debentureholders........................................................ 39
         SECTION 5.05.   Proceedings by Debenture Trustee....................................................... 41
         SECTION 5.06.   Remedies Cumulative and Continuing..................................................... 41
         SECTION 5.07.   Direction of Proceedings and Waiver of Defaults by Majority of
                            Debentureholders.................................................................... 41
         SECTION 5.08.   Notice of Defaults..................................................................... 42
         SECTION 5.09.   Undertaking to Pay Costs............................................................... 43

ARTICLE VI

                                          CONCERNING THE DEBENTURE TRUSTEE...................................... 44
         SECTION 6.01.   Duties and Responsibilities of Debenture Trustee....................................... 44
         SECTION 6.02.   Reliance on Documents, Opinions, etc................................................... 45
         SECTION 6.03.   No Responsibility for Recitals, etc.................................................... 47
         SECTION 6.04.   Debenture Trustee, Authenticating Agent, Paying Agents, Transfer
                           Agents or Registrar May Own Junior Subordinated Debentures........................... 48
         SECTION 6.05.   Moneys to be Held in Trust............................................................. 48
         SECTION 6.06.   Compensation and Expenses of Debenture Trustee......................................... 48
         SECTION 6.07.   Officers' Certificate as Evidence...................................................... 49
         SECTION 6.08.   Conflicting Interest of Debenture Trustee.............................................. 50
         SECTION 6.09.   Eligibility of Debenture Trustee....................................................... 50
         SECTION 6.10.   Resignation or Removal of Debenture Trustee............................................ 50
         SECTION 6.11.   Acceptance by Successor Debenture Trustee.............................................. 52
         SECTION 6.12.   Succession by Merger, etc.............................................................. 53
         SECTION 6.13.   Limitation on Rights of Debenture Trustee as a Creditor................................ 54
         SECTION 6.14.   Authenticating Agents.................................................................. 54

ARTICLE VII

                                           CONCERNING THE DEBENTUREHOLDERS...................................... 55
         SECTION 7.01.   Action by Junior Subordinated Debentureholders......................................... 55
         SECTION 7.02.   Proof of Execution by Debentureholders................................................. 56
         SECTION 7.03.   Who Are Deemed Absolute Owners......................................................... 56
         SECTION 7.04.   Junior Subordinated Debentures Owned by Corporation Deemed Not
                             Outstanding........................................................................ 57
         SECTION 7.05.   Revocation of Consents; Future Holders Bound........................................... 57

ARTICLE VIII

                                             DEBENTUREHOLDERS' MEETINGS......................................... 58
         SECTION 8.01.   Purposes of Meetings................................................................... 58
         SECTION 8.02.   Call of Meetings by Debenture Trustee.................................................. 58
         SECTION 8.03.   Call of Meetings by Corporation or Debentureholders.................................... 59
         SECTION 8.04.   Qualifications for Voting.............................................................. 59
         SECTION 8.05.   Regulations............................................................................ 59
         SECTION 8.06.   Voting................................................................................. 60

ARTICLE IX

                                                     AMENDMENTS................................................. 61
         SECTION 9.01.   Without Consent of Debentureholders.................................................... 61
         SECTION 9.02.   With Consent of Debentureholders....................................................... 63
         SECTION 9.03.   Compliance with Trust Indenture Act; Effect of Supplemental Indentures................. 64
         SECTION 9.04.   Notation on Junior Subordinated Debentures............................................. 64
         SECTION 9.05.   Evidence of Compliance of Supplemental Indenture to be Furnished to
                             Debenture Trustee.................................................................. 65

ARTICLE X

                                  CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE............................. 65
         SECTION 10.01.  Corporation May Consolidate, etc., on Certain Terms.................................... 65
         SECTION 10.02.  Successor Corporation to be Substituted for Corporation................................ 66
         SECTION 10.03.  Opinion of Counsel to be Given Debenture Trustee....................................... 66

ARTICLE XI

                                       SATISFACTION AND DISCHARGE OF INDENTURE.................................. 67
         SECTION 11.01.  Discharge of Indenture................................................................. 67
         SECTION 11.02.  Deposited Moneys and U.S. Government Obligations to be Held in Trust
                             by Debenture Trustee............................................................... 68
         SECTION 11.03.  Paying Agent to Repay Moneys Held...................................................... 68
         SECTION 11.04.  Return of Unclaimed Moneys............................................................. 68
         SECTION 11.05.  Defeasance Upon Deposit of Moneys or U.S. Government Obligations....................... 69

ARTICLE XII

                    IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
                                               OFFICERS AND DIRECTORS........................................... 70
         SECTION 12.01.  Indenture and Junior Subordinated Debentures Solely Corporate
                             Obligations........................................................................ 70

ARTICLE XIII

                                              MISCELLANEOUS PROVISIONS.......................................... 71
         SECTION 13.01.  Successors............................................................................. 71
         SECTION 13.02.  Official Acts by Successor Corporation................................................. 71
         SECTION 13.03.  Surrender of Corporation Powers........................................................ 71
         SECTION 13.04.  Addresses for Notices, etc............................................................. 71
         SECTION 13.05.  Governing Law.......................................................................... 72
         SECTION 13.06.  Evidence of Compliance with Conditions Precedent....................................... 72
         SECTION 13.07.  Business Days.......................................................................... 73
         SECTION 13.08.  Trust Indenture Act to Control......................................................... 73
         SECTION 13.09.  Table of Contents, Headings, etc....................................................... 73
         SECTION 13.10.  Execution in Counterparts.............................................................. 73
         SECTION 13.11.  Separability........................................................................... 73
         SECTION 13.12.  Assignment............................................................................. 74
         SECTION 13.13.  Acknowledgement of Rights.............................................................. 74

ARTICLE XIV

                           PREPAYMENT OF JUNIOR SUBORDINATED DEBENTURES  --  MANDATORY AND
                                                OPTIONAL SINKING FUND........................................... 74
         SECTION 14.01.  Special Event Prepayment............................................................... 74
         SECTION 14.02.  Optional Prepayment by Corporation..................................................... 75
         SECTION 14.03.  No Sinking Fund........................................................................ 76
         SECTION 14.04.  Notice of Prepayment; Selection of Junior Subordinated Debentures...................... 76
         SECTION 14.05.  Payment of Junior Subordinated Debentures Called for Prepayment........................ 77

ARTICLE XV

                                   SUBORDINATION OF JUNIOR SUBORDINATED DEBENTURES.............................. 78
         SECTION 15.01.  Agreement to Subordinate............................................................... 78
         SECTION 15.02.  Default on Senior Indebtedness......................................................... 79
         SECTION 15.03.  Liquidation; Dissolution; Bankruptcy................................................... 80
         SECTION 15.04.  Subrogation............................................................................ 81
         SECTION 15.05.  Debenture Trustee to Effectuate Subordination.......................................... 82
         SECTION 15.06.  Notice by the Corporation.............................................................. 83
         SECTION 15.07.  Rights of the Debenture Trustee; Holders of Senior Indebtedness........................ 84
         SECTION 15.08.  Subordination May Not Be Impaired...................................................... 85

         ARTICLE XVI

                                        EXTENSION OF INTEREST PAYMENT PERIOD.................................... 85
         SECTION 16.01.  Extension of Interest Payment Period................................................... 85
         SECTION 16.02.  Notice of Extension.................................................................... 86

TESTIMONIUM/SIGNATURES...........................................................................................88
EXHIBIT A.......................................................................................................A-1


--------
     * This Table of Contents shall not, for any purpose, be deemed to be a part of the Indenture.

                  THIS INDENTURE, dated as of November 19, 1997, between MainStreet BankGroup Incorporated, a Delaware corporation (hereinafter sometimes called the "Corporation"), and The Bank of New York, a New York banking corporation, as debenture trustee (hereinafter sometimes called the "Debenture Trustee"),

                             W I T N E S S E T H :

                  In consideration of the premises, and the purchase of the Junior Subordinated Debentures by the holders thereof, the Corporation covenants and agrees with the Debenture Trustee for the equal and proportionate benefit of the respective holders from time to time of the Junior Subordinated Debentures, as follows:


                                   ARTICLE I

                                  DEFINITIONS

                  SECTION 1.01.     Definitions.

                  The terms defined in this Section 1.01 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture shall have the respective meanings specified in this
Section 1.01. All other terms used in this Indenture which are defined in the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), or which are by reference therein defined in the Securities Act, shall (except as herein otherwise expressly provided or unless the context otherwise requires) have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of this Indenture as originally executed. The following terms have the meanings given to them in the Declaration: (i) Clearing Agency; (ii) Delaware Trustee; (iii) Property Trustee; (iv) Administrative Trustees; (v) Series A Capital Securities; (vi) Series B Capital Securities; (vii) Direct Action; and (viii) Distributions. All accounting terms used herein and not expressly defined shall have the meanings assigned to such terms in accordance with generally accepted accounting principles, and the term "generally accepted accounting principles" means such accounting principles as are generally accepted at the time of any computation. The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision. Headings are used for convenience of reference only and do not affect interpretation. The singular includes the plural and vice versa.

                  "Additional Sums" shall have the meaning set forth in Section 2.06(c).


                  "Adjusted Treasury Rate" means, with respect to any prepayment date pursuant to Section 14.01, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such prepayment date plus:
(i) 2.710% if such  prepayment  date occurs on or prior to December 1, 1998; and
(ii) 2.160% in all other cases.

                  "Affiliate" shall have the meaning given to that term in Rule 405 under the Securities Act or any successor rule thereunder.

                  "Authenticating Agent" shall mean any agent or agents of the Debenture Trustee which at the time shall be appointed and acting pursuant to
Section 6.14.

                  "Bankruptcy Law" shall mean Title 11, U.S. Code, or any similar federal or state law for the relief of debtors.

                  "Board of Directors" shall mean either the Board of Directors of the Corporation or any duly authorized committee of that board.

                  "Board Resolution" shall mean a copy of a resolution certified by the Secretary or an Assistant Secretary of the Corporation to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Debenture Trustee.

                  "Business Day" shall mean, with respect to any series of Junior Subordinated Debentures, any day other than a Saturday or a Sunday or a day on which banking institutions in New York, New York or Martinsville, Virginia are authorized or required by law or executive order to close.

                  "Capital Securities" shall mean undivided beneficial interests in the assets of the Trust which are designated as "Capital Securities" and rank pari passu with the Common Securities issued by the Trust; provided, however, that if a Debenture Event of Default has occurred and is continuing, no payments in respect of Distributions on, or payments upon liquidation, prepayment or otherwise with respect to, the Common Securities shall be made until the holders of the Capital Securities shall be paid in full the Distributions and the liquidation, prepayment and other payments to which they are entitled. References to "Capital Securities" shall include collectively any Series A Capital Securities and Series B Capital Securities.

                  "Commission" shall mean the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                  "Common Securities" shall mean undivided beneficial interests in the assets of the Trust which are designated as "Common Securities" and rank pari passu with Capital Securities issued by the Trust; provided, however, that if a Debenture Event of Default has occurred and is continuing, no payments in respect of Distributions on, or payments upon liquidation, prepayment or otherwise with respect to, the Common Securities shall be made until the holders of the Capital Securities shall be paid in full the Distributions and the liquidation, prepayment and other payments to which they are then entitled.

                  "Common Securities Guarantee" shall mean any guarantee that the Corporation may enter into with any Person or Persons that operates directly or indirectly for the benefit of holders of Common Securities.

                  "Common Stock" shall mean the Common Stock, par value $5.00 per share, of the Corporation or any other class of stock resulting from changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value.

                  "Comparable Treasury Issue" means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Junior Subordinated Debentures (the "Remaining Life") to be prepaid that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Remaining Life. If no United States Treasury security has a maturity which is within a period from three months before to three months after the Remaining Life, the two most closely corresponding United States Treasury securities as selected by the Quotation Agent shall be used as the Comparable Treasury Issue, and the Treasury Rate shall be interpolated or extrapolated on a straight-line basis, rounding to the nearest month.

                  "Comparable Treasury Price" means, with respect to any prepayment date pursuant to Section 14.01: (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding such prepayment date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities"; or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, (A) the average of the Reference Treasury Dealer Quotations for such prepayment date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Debenture Trustee obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such Quotations.

                  "Corporation" shall mean MainStreet BankGroup Incorporated, a Virginia corporation, and, subject to the provisions of Article X, shall include its successors and assigns.

                  "Corporation Request" or "Corporation Order" shall mean a written request or order signed in the name of the Corporation by the Chairman, the Chief Executive Officer, the President, a Vice Chairman, a Vice President, the Comptroller, the Secretary or an Assistant Secretary of the Corporation, and delivered to the Debenture Trustee.

                  "Compounded Interest" shall have the meaning set forth in
Section 16.01.

                  "Custodian"  shall  mean  any  receiver,   trustee,  assignee,
liquidator, or similar official under any Bankruptcy Law.

                  "Debenture Event of Default" shall mean any event specified in
Section 5.01, continued for the period of time, if any, and after the giving of the notice, if any, therein designated.

                  "Debentureholder", "holder of Junior Subordinated Debentures", or other similar terms, shall mean any Person in whose name at the time a particular Junior Subordinated Debenture is registered on the register kept by the Corporation or the Debenture Trustee for that purpose in accordance with the terms hereof.

                  "Debenture Register" shall mean (i) prior to a Dissolution Event, the list of holders provided to the Debenture Trustee pursuant to Section 4.01, and (ii) following a Dissolution Event, any Debenture Register maintained by a Debenture registrar for the Junior Subordinated Debentures appointed by the Corporation following the execution of a supplemental indenture providing for transfer procedures as provided for in Section 2.07(a).

                  "Debenture Trustee" shall mean the Person identified as "Debenture Trustee" in the first paragraph hereof, and, subject to the provisions of Article VI hereof, shall also include its successors and assigns as Debenture Trustee hereunder. The term "Debenture Trustee" as used with respect to a particular series of the Junior Subordinated Debentures shall mean the trustee with respect to that series.

                  "Declaration" means the Amended and Restated Declaration of Trust of the Trust, dated as of November 19, 1997, as amended from time to time.

                  "Default" means any event, act or condition that with notice or lapse of time, or both, would constitute a Debenture Event of Default.

                  "Defaulted Interest" shall have the same meaning set forth in
Section 2.11.

                  "Deferred Interest" shall have the meaning set forth in
Section 16.01.

                  "Definitive Junior Subordinated Debentures" shall mean those securities issued in fully registered certificated form not otherwise in global form.

                  "Depositary" shall mean, with respect to the Junior Subordinated Debentures, for which the Corporation shall determine that such Junior Subordinated Debentures will be issued as a Global Junior Subordinated Debenture, The Depository Trust Company, New York, New York, another clearing agency, or any successor registered as a clearing agency under the Exchange Act or other applicable statute or regulation, which, in each case, shall be designated by the Corporation pursuant to Section 2.05(d).

                  "Dissolution Event" means the liquidation of the Trust pursuant to the Declaration, and the distribution of the Junior Subordinated Debentures held by the Property Trustee to the holders of the Trust Securities issued by the Trust pro rata in accordance with the Declaration.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  "Exchange Offer" means the offer that may be made pursuant to the Registration Rights Agreement (i) by the Corporation to exchange Series B Junior Subordinated Debentures for Series A Junior Subordinated Debentures and to exchange a Series B Guarantee for a Series A Guarantee and (ii) by the Trust to exchange Series B Capital Securities for Series A Capital Securities.

                  "Extension Period" shall have the meaning set forth in Section 16.01.

                  "Global Junior Subordinated Debenture" means, with respect to the Junior Subordinated Debentures, a Junior Subordinated Debenture executed by the Corporation and delivered by the Debenture Trustee to the Depositary or pursuant to the Depositary's instruction, all in accordance with the Indenture, which shall be registered in the name of the Depositary or its nominee.

                  "Guarantee" shall mean any guarantee that the Corporation may enter into with The Bank of New York or other Persons that operates directly or indirectly for the benefit of holders of Capital Securities and shall include a Series A Guarantee and a Series B Guarantee with respect to the Series A Capital Securities and the Series B Capital Securities, respectively.

                  "Indebtedness"   shall  mean:  (i)  every  obligation  of  the
Corporation for money borrowed; (ii) every obligation of the Corporation evidenced by bonds, debentures, notes or other similar instruments, including obligations incurred in connection with the acquisition of property, assets or businesses; (iii) every reimbursement obligation of the Corporation with respect to letters of credit, banker's acceptances or similar facilities issued for the account of the Corporation; (iv) every obligation of the Corporation issued or assumed as the deferred purchase price of property or services (but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business); (v) every capital lease obligation of the Corporation; (vi) all indebtedness of the Corporation whether incurred on or prior to the date of the Indenture or thereafter incurred, for claims in respect of derivative products, including interest rate, foreign exchange rate and commodity forward contracts, options and swaps and similar arrangements; and (vii) every obligation of the type referred to in clauses (i) through (vi) of another Person and all dividends of another Person the payment of which, in either case, the Corporation has guaranteed or is responsible or liable for, directly or indirectly, as obligor or otherwise.

                  "Indebtedness Ranking on a Parity with the Junior Subordinated Debentures" shall mean: (i) Indebtedness, whether outstanding on the date of execution of this Indenture or hereafter created, assumed or incurred, to the extent such Indebtedness by its terms ranks equally with and not prior to the Junior Subordinated Debentures in the right of payment upon the happening of the dissolution or winding-up or liquidation or reorganization of the Corporation and (ii) all other debt securities, and guarantees in respect of those debt securities, issued to any trust other than the Trust, or a trustee of such trust, partnership or other entity affiliated with the Corporation that is a financing vehicle of the Corporation (a "financing entity") in connection with the issuance by such financing entity of equity securities or other securities guaranteed by the Corporation pursuant to an instrument that ranks pari passu with or junior in right of payment to the Guarantee. The securing of any Indebtedness, otherwise constituting Indebtedness Ranking on a Parity with the Junior Subordinated Debentures, shall not be deemed to prevent such Indebtedness from constituting Indebtedness Ranking on a Parity with the Junior Subordinated Debentures.

                  "Indebtedness Ranking Junior to the Junior Subordinated Debentures" shall mean any Indebtedness, whether outstanding on the date of execution of this Indenture or hereafter created, assumed or incurred, to the extent such Indebtedness by its terms ranks junior to and not equally with or prior to the Junior Subordinated Debentures (and any other Indebtedness Ranking on a Parity with the Junior Subordinated Debentures) in right of payment upon the happening of the dissolution or winding-up or liquidation or reorganization of the Corporation. The securing of any Indebtedness, otherwise constituting Indebtedness Ranking Junior to the Junior Subordinated Debentures, shall not be deemed to prevent such Indebtedness from constituting Indebtedness Ranking Junior to the Junior Subordinated Debentures.

                  "Indenture" shall mean this instrument as originally executed or, if amended as herein provided, as so amended.

                  "Initial Optional Prepayment Date" means December 1, 2007.

                  "Interest Payment Date" shall have the meaning set forth in
Section 2.06(a).

                  "Junior Subordinated Debentures" means, collectively, the Series A Junior Subordinated Debentures and the Series B Junior Subordinated Debentures.

                  "Like Amount" means (i) with respect to a redemption of the Trust Securities, Trust Securities having a liquidation amount equal to the principal amount of Junior Subordinated Debentures to be paid in accordance with their terms and (ii) with respect to a distribution of Junior Subordinated Debentures upon the liquidation of the Trust, Junior Subordinated Debentures having a principal amount equal to the liquidation amount of the Trust Securities of the holder to whom Junior Subordinated Debentures are distributed.

                  "Liquidated Damages" shall have the meaning set forth in the Registration Rights Agreement.

                  "MainStreet Capital Trust I" or the "Trust" shall mean MainStreet Capital Trust I, a Delaware business trust created for the purpose of issuing its undivided beneficial interests in connection with the issuance of Junior Subordinated Debentures under this Indenture.

                  "Make Whole Amount" shall mean an amount equal to the greater of (x) 100% of the principal amount of the Junior Subordinated Debentures to be prepaid or (y) the sum, as determined by a Quotation Agent, of the present values of the remaining scheduled payments of principal and interest on such Junior Subordinated Debentures, discounted to the prepayment date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate, plus, in the case of each of clauses (x) and (y), accrued and unpaid interest thereon, including Compounded Interest and Additional Sums, if any, and Liquidated Damages, if any, to the date of such prepayment.

                  "Mortgage" shall mean and include any mortgage, pledge, lien, security interest, conditional sale or other title retention agreement or other similar encumbrance.

                  "Non Book-Entry Capital Securities" shall have the meaning set forth in Section 2.05(a)(ii).

                  "Officers" shall mean any of the Chairman, the Chief Executive Officer, the President, a Vice President, the Chief Financial Officer, the Secretary or an Assistant Secretary of the Corporation.

                  "Officers' Certificate" shall mean a certificate signed by two Officers and delivered to the Debenture Trustee.

                  "Opinion of Counsel" shall mean a written opinion of counsel, who may be an employee of the Corporation, and who shall be reasonably acceptable to the Debenture Trustee.

                  "Optional Prepayment Price" shall have the meaning set forth in Section 14.02(a).

                  "Other Debentures" means all junior subordinated debentures issued by the Corporation from time to time and sold to trusts to be established by the Corporation (if any), in each case similar to the Trust.

                  "Other Guarantees" means all guarantees to be issued by the Corporation with respect to capital securities (if any) and issued to other trusts to be established by the Corporation (if any), in each case similar to the Trust.

                  The term "outstanding" when used with reference to the Junior Subordinated Debentures, shall mean, subject to the provisions of Section 7.04, as of any particular time, all Junior Subordinated Debentures authenticated and made available for delivery by the Debenture Trustee or the Authenticating Agent under this Indenture, except

                  (a) Junior Subordinated Debentures theretofore cancelled by the Debenture Trustee or the Authenticating Agent or delivered to the Debenture Trustee for cancellation;

                  (b) Junior Subordinated Debentures, or portions thereof, for the payment or prepayment of which moneys in the necessary amount shall have been deposited in trust with the Debenture Trustee or with any paying agent (other than the Corporation) or shall have been set aside and segregated in trust by the Corporation (if the Corporation shall act as its own paying agent); provided that, if such Junior Subordinated Debentures, or portions thereof, are to be prepaid prior to maturity thereof, notice of such prepayment shall have been given as set forth in Article XIV or provision satisfactory to the Debenture Trustee shall have been made for giving such notice; and

                  (c) Junior Subordinated Debentures in lieu of or in substitution for which other Junior Subordinated Debentures shall have been authenticated and delivered pursuant to the terms of Section 2.08 unless proof satisfactory to the Corporation and the Debenture Trustee is presented that any such Junior Subordinated Debentures are held by bona fide holders in due course.

                  "Person" shall mean any individual, corporation, estate, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Predecessor Junior Subordinated Debenture" of any particular Junior Subordinated Debenture means every previous Junior Subordinated Debenture evidencing all or a portion of the same debt and as that evidenced by such particular Junior Subordinated Debenture; and, for the purposes of this definition, any Junior Subordinated Debenture authenticated and made available for delivery under Section 2.08 in lieu of a lost, destroyed or stolen Junior
Subordinated Debenture shall be deemed to evidence the same debt as the lost, destroyed or stolen Junior Subordinated Debenture.

                  "Prepayment Price" means the Special Event Prepayment Price or the Optional Prepayment Price, as the context requires.

                  "Principal Office of the Debenture Trustee", or other similar term, shall mean the office of the Debenture Trustee, at which at any particular time its principal corporate trust business shall be administered.

                  "Property Trustee" shall have the same meaning as set forth in the Declaration.

                  "Purchase Agreement" shall mean the Purchase Agreement dated November 13, 1997 among the Corporation, the Trust and the initial purchaser named therein.

                  "Quotation Agent" means the Reference Treasury Dealer appointed by the Corporation.

                  "Reference Treasury Dealer" means a nationally recognized U.S. Government securities dealer in New York City selected by the Corporation.

                  "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any prepayment date pursuant to Section 14.01, the average, as determined by the Debenture Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Debenture Trustee by such Reference Treasury Dealer at 5:00 p.m. New York City time, on the third Business Day preceding such prepayment date.

                  "Registration Rights Agreement" means the Registration Rights Agreement, dated as of November 19, 1997, by and among the Corporation, the Trust and the initial purchaser named therein, as such agreement may be amended, modified or supplemented from time to time.

                  "Regulatory Capital Event" means that the Corporation shall have received an opinion of independent bank regulatory counsel experienced in such matters to the effect that, as a result of: (i) any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any rules, guidelines or policies of an applicable regulatory agency; or (ii) any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or such pronouncement or decision is announced on or after the date of original issuance of the Junior Subordinated Debentures, the Capital Securities do not constitute, or within 90 days of the date thereof, would not constitute, Tier 1 Capital (or its then equivalent if the Corporation were subject to such capital requirement); provided, however, that the distribution of the Junior Subordinated Debentures in connection with the liquidation of the Trust by the Corporation, as sponsor, shall not in and of itself constitute a Regulatory Capital Event unless such liquidation shall have occurred in connection with a Tax Event.

                  "Responsible Officer" shall mean any officer of the Debenture Trustee's Corporate Trust Administration department with direct responsibility for the administration of the Indenture and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

                  "Restricted Junior Subordinated Debenture" shall mean Junior Subordinated Debentures that bear or are required to bear the legends relating to transfer restrictions under the Securities Act set forth in Exhibit A hereto.

                  "Rule 144A" means Rule 144A under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

                  "Securities Act" shall mean the Securities Act of 1933, as amended.

                  "Senior Indebtedness" shall mean all Indebtedness, whether outstanding on the date of execution of this Indenture or hereafter created, assumed or incurred, except Indebtedness Ranking on a Parity with the Junior Subordinated Debentures or Indebtedness Ranking Junior to the Junior Subordinated Debentures, and any deferrals, renewals or extensions of such Senior Indebtedness.

                  "Series   A  Junior   Subordinated   Debentures"   means   the
Corporation's Series A 8.90% Junior Subordinated Deferrable Interest Debentures due December 1, 2027, as authenticated and issued under this Indenture.

                  "Series   B  Junior   Subordinated   Debentures"   means   the
Corporation's Series B 8.90% Junior Subordinated Deferrable Interest Debentures due December 1, 2027, as authenticated and issued under this Indenture.

                  "Special Event" means either a Regulatory Capital Event or a Tax Event.

                  "Special Event Prepayment Price" shall mean, with respect to any prepayment of the Junior Subordinated Debentures following a Special Event, an amount in cash equal to the Make Whole Amount.

                  "Stated Maturity Date" shall mean December 1, 2027.

                  "Subsidiary" shall mean with respect to any Person, (i) any corporation at least a majority of the outstanding voting stock of which is owned, directly or indirectly, by such Person or by one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries, (ii) any general partnership, joint venture or similar entity, at least a majority of whose outstanding partnership or similar interests shall at the time be owned by such Person, or by one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries and (iii) any limited partnership of which such Person or any of its Subsidiaries is a general partner. For the purposes of this definition, "voting stock" means shares, interests, participations or other equivalents in the equity interest (however designated) in such Person having ordinary voting power for the election of a majority of the directors (or the equivalent) of such Person, other than shares, interests, participations or other equivalents having such power only by reason of the occurrence of a contingency.

                  "Tax Event" shall mean the receipt by the Corporation and the Trust of an opinion of counsel experienced in such matters to the effect that, as a result of any amendment to, or change (including any announced prospective change) in, the laws or any regulations thereunder of the United States or any political subdivision or taxing authority thereof or therein, or as a result of any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or which pronouncement or decision is announced on or after the date of original issuance of the Junior Subordinated Debentures, there is more than an insubstantial risk that (i) the Trust is, or will be within 90 days of the date of such opinion, subject to United States federal income tax with respect to income received or accrued on the Junior Subordinated Debentures, (ii) interest payable by the Corporation on the Junior Subordinated Debentures is not, or within 90 days of the date of such opinion will not be, deductible by the Corporation, in whole or in part, for United States federal income tax purposes or (iii) the Trust is, or will be within 90 days of the date of such opinion, subject to more than a de minimis amount of other taxes, duties or other governmental charges.

                  "Treasury Rate" means: (i) the yield, under the heading which represents the average for the immediately prior week, appearing in the most recently published statistical release designated "H.15(519)" or any successor publication which is published weekly by the Federal Reserve and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities" for the maturity corresponding to the Remaining Life (if no maturity is within three months before or after the Remaining Life, yields for the two published maturities most closely corresponding to the Remaining Life shall be determined and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding to the nearest month); or (ii) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated equal to the Comparable Treasury Price for such prepayment date. The Treasury Rate shall be calculated on the third Business Day preceding the prepayment date.

                  "Trust Indenture Act" shall mean the Trust Indenture Act of 1939 as in force at the date of execution of this Indenture, except as provided in Section 9.03; provided, however, that, in the event the Trust Indenture Act is amended after such date, "Trust Indenture Act" shall mean, to the extent required by any such amendment, the Trust Indenture Act as so amended.

                  "Trust Securities" shall mean the Capital Securities and the Common Securities, collectively.

                  "U.S.  Government  Obligations" shall mean securities that are
(i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case under clauses (i) or (ii) are not callable or prepayable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

                  SECTION 1.02.  Business Day Certificate.

                  On the date of execution and delivery of this Indenture (with respect to the remainder of calendar year 1997) and thereafter, within 15 days prior to the end of each calendar year while this Indenture remains in effect (with respect to the succeeding calendar years), the Corporation shall deliver to the Debenture Trustee an Officers' Certificate specifying the days on which banking institutions or trust companies in Martinsville, Virginia are authorized or obligated by law or executive order to be closed.


                                   ARTICLE II

                         JUNIOR SUBORDINATED DEBENTURES

                  SECTION 2.01.     Forms Generally.

                  The Junior Subordinated Debentures and the Debenture Trustee's certificate of authentication shall be substantially in the form of Exhibit A, the terms of which are incorporated in and made a part of this Indenture. The Junior Subordinated Debentures may have notations, legends or endorsements required by law, stock exchange rule, agreements to which the Corporation is subject or usage. Each Junior Subordinated Debenture shall be dated the date of its authentication. The Junior Subordinated Debentures shall be issued in denominations of $1,000 and integral multiples thereof.

                  SECTION 2.02.     Execution and Authentication.

                  Two Officers shall sign the Junior Subordinated Debentures for the Corporation by manual or facsimile signature. If an Officer whose signature is on a Junior Subordinated Debenture no longer holds that office at the time the Junior Subordinated Debenture is authenticated, the Junior Subordinated Debenture shall nevertheless be valid.

                  A Junior Subordinated Debenture shall not be valid until authenticated by the manual signature of the Debenture Trustee. The signature of the Debenture Trustee shall be conclusive evidence that the Junior Subordinated Debenture has been authenticated under this Indenture. The form of Debenture Trustee's certificate of authentication to be borne by the Junior Subordinated Debentures shall be substantially as set forth in Exhibit A hereto.

                  The Debenture Trustee shall, upon a Corporation Order, authenticate for original issue up to, and the aggregate principal amount of Junior Subordinated Debentures outstanding at any time may not exceed, $51,547,000 aggregate principal amount of the Junior Subordinated Debentures, except as provided in Sections 2.07, 2.08, 2.09 and 14.05. The series of Junior Subordinated Debentures to be initially issued hereunder shall be the Series A Junior Subordinated Debentures.

                  SECTION 2.03.     Form and Payment.

                  Except as provided in Section 2.05, the Junior Subordinated Debentures shall be issued in fully registered certificated form without interest coupons. Principal of, premium, if any, and interest on the Junior Subordinated Debentures issued in certificated form will be payable, the transfer of such Junior Subordinated Debentures will be registrable and such Junior Subordinated Debentures will be exchangeable for Junior Subordinated Debentures bearing identical terms and provisions at the office or agency of the Corporation maintained for such purpose under Section 3.02; provided, however, that payment of interest with respect to Junior Subordinated Debentures (other than a Global Junior Subordinated Debenture) may be made at the option of the Corporation (i) by check mailed to the holder at such address as shall appear in the Debenture Register or (ii) by transfer to an account maintained by the Person entitled thereto, provided that proper transfer instructions have been received in writing by the relevant record date. Notwithstanding the foregoing, so long as the holder of any Junior Subordinated Debentures is the Property Trustee, the payment of the principal of, premium, if any, and interest (including Compounded Interest and Additional Sums, if any) and Liquidated Damages, if any, on such Junior Subordinated Debentures held by the Property Trustee will be made at such place and to such account as may be designated by the Property Trustee.

                  SECTION 2.04.     Legends.

                  (a) Except as permitted by subsection (b) of this Section 2.04 or as otherwise determined by the Corporation in accordance with applicable law, each Junior Subordinated Debenture shall bear the applicable legends relating to restrictions on transfer pursuant to the Securities Act and any other applicable securities laws in substantially the form set forth on Exhibit A hereto.

                  (b) In the event of an Exchange Offer, the Corporation shall issue and the Debenture Trustee, upon Corporation Order, shall authenticate Series B Junior Subordinated Debentures in exchange for Series A Junior Subordinated Debentures accepted for exchange in the Exchange Offer, which Series B Junior Subordinated Debentures shall not bear the legends required by subsection (a) above, in each case unless the holder of such Series A Junior Subordinated Debentures is either (A) a broker-dealer who purchased such Series A Junior Subordinated Debentures directly from the Corporation for resale pursuant to Rule 144A or any other available exemption under the Securities Act,
(B) a Person participating in the distribution of the Series A Junior Subordinated Debentures or (C) a Person who is an Affiliate of the Corporation.

                  SECTION 2.05.     Global Junior Subordinated Debenture.

                  (a)  In connection with a Dissolution Event,

                           (i) if any Capital Securities are held in book-entry form, a Like Amount of Definitive Junior Subordinated Debentures shall be presented to the Debenture Trustee (if an arrangement with the Depositary has been maintained) by the Property Trustee in exchange for a Global Junior Subordinated Debenture (as may be required pursuant to
         Section 2.07), to be registered in the name of the Depositary, or its nominee, and delivered by the Debenture Trustee to the Depositary for crediting to the accounts of its participants pursuant to the instructions of the Administrative Trustees; the Corporation upon any such presentation shall execute a Global Junior Subordinated Debenture in such aggregate principal amount and deliver the same to the Debenture Trustee for authentication and delivery in accordance with this Indenture; and payments on the Junior Subordinated Debentures issued as a Global Junior Subordinated Debenture will be made to the Depositary; and

                           (ii) if any Capital Securities are held in certificated form, the related Definitive Junior Subordinated Debentures may be presented to the Debenture Trustee by the Property Trustee and any Capital Security certificate which represents Capital Securities other than Capital Securities in book-entry form ("Non Book-Entry Capital Securities") will be deemed to represent beneficial interests in Junior Subordinated Debentures presented to the Debenture Trustee by the Property Trustee having an aggregate principal amount equal to the aggregate liquidation amount of the Non Book-Entry Capital Securities until such Capital Security certificates are presented to the Debenture registrar for the Junior Subordinated Debentures for transfer or reissuance, at which time such Capital Security certificates will be cancelled and a Junior Subordinated Debenture, registered in the name of the holder of the Capital Security certificate or the transferee of the holder of such Capital Security certificate, as the case may be, with an aggregate principal amount equal to the aggregate liquidation amount of the Capital Security certificate cancelled, will be executed by the Corporation and delivered to the Debenture Trustee for authentication and delivery in accordance with this Indenture. Upon the issuance of such Junior Subordinated Debentures, Junior Subordinated Debentures with an equivalent aggregate principal amount that were presented by the Property Trustee to the Debenture Trustee will be cancelled.

                  (b) A Global Junior Subordinated Debenture shall represent the aggregate amount of outstanding Junior Subordinated Debentures from time to time endorsed thereon; provided, that the aggregate amount of outstanding Junior Subordinated Debentures represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and prepayments. Any endorsement of a Global Junior Subordinated Debenture to reflect the amount of any increase or decrease in the amount of outstanding Junior Subordinated Debentures represented thereby shall be made by the Debenture Trustee, in accordance with instructions given by the Corporation as required by this Section 2.05.

                  (c) A Global Junior Subordinated Debenture may be transferred, in whole but not in part, only to the Depositary, another nominee of the Depositary, or to a successor Depositary selected or approved by the Corporation or to a nominee of such successor Depositary.

                  (d) If at any time the Depositary notifies the Corporation that it is unwilling or unable to continue as Depositary or the Depositary has ceased to be a clearing agency registered under the Exchange Act, and a successor Depositary is not appointed by the Corporation within 90 days after the Corporation receives such notice or becomes aware of such condition, as the case may be, the Corporation will execute, and the Debenture Trustee, upon receipt of a Corporation Order, will authenticate and make available for delivery the Definitive Junior Subordinated Debentures, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Junior Subordinated Debenture, in exchange for such Global Junior Subordinated Debenture. If there is a Debenture Event of Default, the Depositary shall have the right to exchange the Global Junior Subordinated Debenture for Definitive Junior Subordinated Debentures. In addition, the Corporation may at any time determine that the Junior Subordinated Debentures shall no longer be represented by a Global Junior Subordinated Debenture. In the event of such a Debenture Event of Default or such a determination, the Corporation shall execute, and subject to Section 2.07, the Debenture Trustee, upon receipt of an Officers' Certificate evidencing such determination by the Corporation and a Corporation Order, will authenticate and make available for delivery the Definitive Junior Subordinated Debentures, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Junior Subordinated Debenture in exchange for such Global Junior Subordinated Debenture. Upon the exchange of the Global Junior Subordinated Debenture for such Definitive Junior Subordinated Debentures, in authorized denominations, the Global Junior Subordinated Debenture shall be cancelled by the Debenture Trustee. Such Definitive Junior Subordinated Debentures issued in exchange for the Global Junior Subordinated Debenture shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Debenture Trustee. The Debenture Trustee shall deliver such Definitive Junior Subordinated Debentures to the Depositary for delivery to the Persons in whose names such Definitive Junior Subordinated Debentures are so registered.

                  SECTION 2.06      Interest.

                  (a) Each Junior Subordinated Debenture will bear interest at the rate of 8.90% per annum (the "Coupon Rate") from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from November 19, 1997, until the principal thereof becomes due and payable, and at the Coupon Rate on any overdue principal (and premium, if any) and (to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest, compounded semi-annually, payable (subject to the provisions of Article XVI) semi-annually in arrears on June 1 and December 1 of each year (each, an "Interest Payment Date") commencing on June 1, 1998, to the Person in whose name such Junior Subordinated Debenture or any predecessor Junior Subordinated Debenture is registered, at the close of business on the regular record date for such interest installment, which shall be the fifteenth day of the month immediately preceding the month in which the relevant Interest Payment Date falls.

                  (b) Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months and, for any period less than a full calendar month, the number of days elapsed in such month. In the event that any Interest Payment Date falls on a day that is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), except that if such next succeeding Business Day falls in the next succeeding calendar year, then such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

                  (c) During such time as the Property Trustee is the holder of any Junior Subordinated Debentures, the Corporation shall pay any additional amounts on the Junior Subordinated Debentures as may be necessary in order that the amount of Distributions then due and payable by the Trust on the outstanding Trust Securities shall not be reduced as a result of any additional taxes, duties or other governmental charges to which the Trust has become subject as a result of a Tax Event ("Additional Sums").

                  SECTION 2.07.     Transfer and Exchange.

                  (a) Transfer Restrictions. (i) The Series A Junior Subordinated Debentures, and those Series B Junior Subordinated Debentures with respect to which any Person described in Section 2.04(b)(A), (B) or (C) is the beneficial owner, may not be transferred except in compliance with the legend contained in Exhibit A unless otherwise determined by the Corporation in accordance with applicable law. Upon any distribution of the Junior Subordinated Debentures following a Dissolution Event, the Corporation and the Debenture Trustee shall enter into a supplemental indenture pursuant to Section 9.01 to provide for the transfer restrictions and procedures with respect to the Junior Subordinated Debentures substantially similar to those contained in the Declaration to the extent applicable in the circumstances existing at such time.

                           (ii)     The Junior Subordinated Debentures will be
issued and may be transferred only in blocks having an aggregate principal amount of not less than $100,000 and in multiples of $1,000 in excess thereof. Any such transfer of the Junior Subordinated Debentures in a block having an aggregate principal amount of less than $100,000 shall be deemed to be void and of no legal effect whatsoever. Any such transferee shall be deemed not to be the holder of such Junior Subordinated Debentures for any purpose, including but not limited to the receipt of payments on such Junior Subordinated Debentures, and such transferee shall be deemed to have no interest whatsoever in such Junior Subordinated Debentures.

                  (b) General Provisions Relating to Transfers and Exchanges. To permit registrations of transfers and exchanges, the Corporation shall execute and the Debenture Trustee shall authenticate Definitive Junior Subordinated Debentures and Global Junior Subordinated Debentures at the request of the Debenture registrar for the Junior Subordinated Debentures. All Definitive Junior Subordinated Debentures and Global Junior Subordinated Debentures issued upon any registration of transfer or exchange of Definitive Junior Subordinated Debentures or Global Junior Subordinated Debentures shall be the valid obligations of the Corporation, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Definitive Junior Subordinated Debentures or Global Junior Subordinated Debentures surrendered upon such registration of transfer or exchange.

                  No service charge shall be made to a holder for any registration of transfer or exchange, but the Corporation may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith.

                  The Corporation shall not be required to (i) issue, register the transfer of or exchange Junior Subordinated Debentures during a period beginning at the opening of business 15 days before the day of mailing of a notice of prepayment or any notice of selection of Junior Subordinated Debentures for prepayment under Article XIV hereof and ending at the close of business on the day of such mailing; or (ii) register the transfer of or exchange any Junior Subordinated Debenture so selected for prepayment in whole or in part, except the unredeemed portion of any Junior Subordinated Debenture being prepaid in part.

                  Prior to due presentment for the registration of a transfer of any Junior Subordinated Debenture, the Debenture Trustee, the Corporation and any agent of the Debenture Trustee or the Corporation may deem and treat the Person in whose name any Junior Subordinated Debenture is registered as the absolute owner of such Junior Subordinated Debenture for the purpose of receiving payment of principal of and premium, if any, and interest on such Junior Subordinated Debentures, and none of the Debenture Trustee, the Corporation and any agents of the Debenture Trustee or the Corporation shall be affected by notice to the contrary.

                  Each holder of a Junior Subordinated Debenture agrees to indemnify the Corporation and the Debenture Trustee against any liability that may result from the transfer, exchange or assignment of such holder's Junior Subordinated Debenture in violation of any provision of this Indenture and/or applicable United States federal or state securities laws.

                  The Debenture Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Junior Subordinated Debenture (including any transfers between or among Depositary Participants or beneficial owners of interests in any Global Junior Subordinated Debenture) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

                  (c) Exchange of Series A Junior Subordinated Debentures for Series B Junior Subordinated Debentures. The Series A Junior Subordinated Debentures may be exchanged for Series B Junior Subordinated Debentures pursuant to the terms of the Exchange Offer. The Debenture Trustee shall make the exchange as follows:

                  The Corporation shall present the Debenture Trustee with an Officers' Certificate certifying the following:

                  (A) upon issuance of the Series B Junior Subordinated Debentures, the transactions contemplated by the Exchange Offer have been consummated; and

                  (B) the principal amount of Series A Junior Subordinated Debentures properly tendered in the Exchange Offer that are represented by a Global Junior Subordinated Debenture, the principal amount of Series A Junior Subordinated Debentures properly tendered in the Exchange Offer that are represented by Definitive Junior Subordinated Debentures, the name of each holder of such Definitive Junior Subordinated Debentures, the principal amount properly tendered in the Exchange Offer by each such holder and the name and address to which Definitive Junior Subordinated Debentures for Series B Junior Subordinated Debentures shall be registered and sent for each such holder.

                  The  Debenture  Trustee,  upon  receipt of (i) such  Officers'
Certificate, (ii) an Opinion of Counsel (x) to the effect that the Series B Junior Subordinated Debentures have been registered under Section 5 of the Securities Act and the Indenture has been qualified under the Trust Indenture Act and (y) with respect to the matters set forth in Section 3(p) of the Registration Rights Agreement and (iii) a Corporation Order, shall authenticate
(A) a Global Junior Subordinated Debenture representing Series B Junior Subordinated Debentures in aggregate principal amount equal to the aggregate principal amount of Series A Junior Subordinated Debentures represented by a Global Junior Subordinated Debenture indicated in such Officers' Certificate as having been properly tendered and (B) Definitive Junior Subordinated Debentures representing Series B Junior Subordinated Debentures registered in the names of, and in the principal amounts indicated in, such Officers' Certificate.

                  If the principal amount of the Global Junior Subordinated Debenture for the Series B Junior Subordinated Debentures is less than the principal amount of the Global Junior Subordinated Debenture for the Series A Junior Subordinated Debentures, the Debenture Trustee shall make an endorsement on such Global Junior Subordinated Debenture for Series A Junior Subordinated Debentures indicating a reduction in the principal amount represented thereby.

                  The Debenture Trustee shall make available for delivery such Definitive Junior Subordinated Debentures representing Series B Junior Subordinated Debentures to the holders thereof as indicated in such Officers' Certificate.

                  SECTION 2.08.     Replacement Junior Subordinated Debentures.

                  If any mutilated Junior Subordinated Debenture is surrendered to the Debenture Trustee, or the Corporation and the Debenture Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Junior Subordinated Debenture, the Corporation shall issue and the Debenture Trustee shall authenticate a replacement Junior Subordinated Debenture if the Debenture Trustee's requirements for replacements of Junior Subordinated Debentures are met. An indemnity bond must be supplied by the holder that is sufficient in the judgment of the Debenture Trustee and the Corporation to protect the Corporation, the Debenture Trustee, any agent thereof or any authenticating agent from any loss that any of them may suffer if a Junior Subordinated Debenture is replaced. The Corporation or the Debenture Trustee may charge for its expenses in replacing a Junior Subordinated Debenture.

                  Every replacement Junior Subordinated Debenture is an obligation of the Corporation and shall be entitled to all of the benefits of this Indenture equally and proportionately with all other Junior Subordinated Debentures duly issued hereunder.

                  SECTION 2.09.     Temporary Junior Subordinated Debentures.

                  Pending the preparation of Definitive Junior Subordinated Debentures, the Corporation may execute, and upon Corporation Order the Debenture Trustee shall authenticate and make available for delivery, temporary Junior Subordinated Debentures that are printed, lithographed, typewritten, mimeographed or otherwise reproduced, in any authorized denomination, substantially of the tenor of the Definitive Junior Subordinated Debentures in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Junior Subordinated Debentures may determine, as conclusively evidenced by their execution of such Junior Subordinated Debentures.

                  If temporary Junior Subordinated Debentures are issued, the Corporation shall cause Definitive Junior Subordinated Debentures to be prepared without unreasonable delay. The Definitive Junior Subordinated Debentures shall be printed, lithographed or engraved, or provided by any combination thereof, or in any other manner permitted by the rules and regulations of any applicable securities exchange, all as determined by the officers executing such Definitive Junior Subordinated Debentures. After the preparation of Definitive Junior Subordinated Debentures, the temporary Junior Subordinated Debentures shall be exchangeable for Definitive Junior Subordinated Debentures upon surrender of the temporary Junior Subordinated Debentures at the office or agency maintained by the Corporation for such purpose pursuant to Section 3.02 hereof, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Junior Subordinated Debentures, the Corporation shall execute, and the Debenture Trustee shall authenticate and make available for delivery, in exchange therefor the same aggregate principal amount of Definitive Junior Subordinated Debentures of authorized denominations. Until so exchanged, the temporary Junior Subordinated Debentures shall in all respects be entitled to the same benefits under this Indenture as Definitive Junior Subordinated Debentures.

                  SECTION 2.10.     Cancellation.

                  The Corporation at any time may deliver Junior Subordinated Debentures to the Debenture Trustee for cancellation. The Debenture Trustee and no one else shall cancel all Junior Subordinated Debentures surrendered for registration of transfer, exchange, payment, replacement or cancellation and shall retain cancelled Junior Subordinated Debentures in accordance with its normal practices (subject to the record retention requirement of the Exchange
Act) unless the Corporation directs them to be returned to it. The Corporation may not issue new Junior Subordinated Debentures to replace Junior Subordinated Debentures that have been prepaid or paid or that have been delivered to the Debenture Trustee for cancellation.

                  SECTION 2.11.     Defaulted Interest.

                  Any interest on any Junior Subordinated Debenture that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the holder on the relevant regular record date by virtue of having been such holder; and such Defaulted Interest shall be paid by the Corporation, at its election, as provided in clause (a) or clause (b) below:

                  (a) The Corporation may make payment of any Defaulted Interest on Junior Subordinated Debentures to the Persons in whose names such Junior Subordinated Debentures (or their respective Predecessor Junior Subordinated Debentures) are registered at the close of business on a special record date for the payment of such Defaulted Interest, which shall be fixed in the following manner: the Corporation shall notify the Debenture Trustee in writing of the amount of Defaulted Interest proposed to be paid on each such Junior Subordinated Debenture and the date of the proposed payment, and at the same time the Corporation shall deposit with the Debenture Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Debenture Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Debenture Trustee shall fix a special record date for the payment of such Defaulted Interest which shall not be more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Debenture Trustee of the notice of the proposed payment. The Debenture Trustee shall promptly notify the Corporation of such special record date and, in the name and at the expense of the Corporation, shall cause notice of the proposed payment of such Defaulted Interest and the special record date therefor to be mailed, first class postage prepaid, to each Debentureholder at his or her address as it appears in the Debenture Register, not less than 10 days prior to such special record date. Notice of the proposed payment of such Defaulted Interest and the special record date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names such Junior Subordinated Debentures (or their respective Predecessor Junior Subordinated Debentures) are registered on such special record date and shall be no longer payable pursuant to the following clause (b).

                  (b) The Corporation may make payment of any Defaulted Interest on any Junior Subordinated Debentures in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Junior Subordinated Debentures may be listed, and upon such notice as may be required by such exchange, if, after written notice given by the Corporation to the Debenture Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Debenture Trustee.

                  SECTION 2.12.     CUSIP Numbers.

                  The Corporation in issuing the Junior Subordinated Debentures may use "CUSIP" numbers (if then generally in use), and, if so, the Debenture Trustee shall use "CUSIP" numbers in notices of prepayment as a convenience to Debentureholders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Junior Subordinated Debentures or as contained in any notice of a prepayment and that reliance may be placed only on the other identification numbers printed on the Junior Subordinated Debentures, and any such prepayment shall not be affected by any defect in or omission of such numbers. The Corporation will promptly notify the Debenture Trustee of any change in the CUSIP numbers.


                                   ARTICLE III

                     PARTICULAR COVENANTS OF THE CORPORATION

                  SECTION 3.01.     Payment of Principal, Premium and Interest.

                  The Corporation covenants and agrees for the benefit of the holders of the Junior Subordinated Debentures that it will duly and punctually pay or cause to be paid the principal of and premium, if any, and interest on the Junior Subordinated Debentures at the place, at the respective times and in the manner provided herein. Except as provided in Section 2.03, each installment of interest on the Junior Subordinated Debentures may be paid by mailing checks for such interest payable to the order of the holders of each such Junior Subordinated Debenture entitled thereto as they appear in the Debenture Register. The Corporation further covenants to pay any and all amounts, including, without limitation, Additional Sums, as may be required pursuant to
Section 2.06(c), Liquidated Damages, if any, on the dates and in the manner required under the Registration Rights Agreement and Compounded Interest, as may be required pursuant to Section 16.01.

                  SECTION 3.02.     Offices for Notices and Payments, etc.

                  So long as any of the Junior Subordinated Debentures remain outstanding, the Corporation will maintain in New York, New York an office or agency where the Junior Subordinated Debentures may be presented for payment, an office or agency where the Junior Subordinated Debentures may be presented for registration of transfer and for exchange as in this Indenture provided and an office or agency where notices and demands to or upon the Corporation in respect of the Junior Subordinated Debentures or of this Indenture may be served. The Corporation will give to the Debenture Trustee written notice of the location of any such office or agency and of any change of location thereof. Until otherwise designated from time to time by the Corporation in a notice to the Debenture Trustee, any such office or agency for all of the above purposes shall be the Principal Office of the Debenture Trustee. In case the Corporation shall fail to maintain any such office or agency in New York, New York or shall fail to give such notice of the location or of any change in the location thereof, presentations and demands may be made and notices may be served at the Principal Office of the Debenture Trustee.

                  In addition to any such office or agency, the Corporation may from time to time designate one or more offices or agencies outside New York, New York, where the Junior Subordinated Debentures may be presented for payment, registration of transfer and for exchange in the manner provided in this Indenture, and the Corporation may from time to time rescind such designation, as the Corporation may deem desirable or expedient; provided, however, that no such designation or rescission shall in any manner relieve the Corporation of its obligation to maintain any such office or agency in New York, New York, for the purposes above mentioned. The Corporation will give to the Debenture Trustee prompt written notice of any such designation or rescission thereof.

                  SECTION 3.03. Appointments to Fill Vacancies in Debenture Trustee's Office.

                  The Corporation, whenever necessary to avoid or fill a vacancy in the office of Debenture Trustee, will appoint, in the manner provided in
Section 6.10, a Debenture Trustee, so that there shall at all times be a Debenture Trustee hereunder.

                  SECTION 3.04.     Provision as to Paying Agent.

                  (a) If the Corporation shall appoint a paying agent other than the Debenture Trustee with respect to the Junior Subordinated Debentures, it will cause such paying agent to execute and deliver to the Debenture Trustee an instrument in which such agent shall agree with the Debenture Trustee, subject to the provision of this Section 3.04,

                           (1) that it will hold all sums held by it as such agent for the payment of the principal of and premium, if any, or interest on the Junior Subordinated Debentures (whether such sums have been paid to it by the Corporation or by any other obligor on the Junior Subordinated Debentures) in trust for the benefit of the holders of the Junior Subordinated Debentures; and

                           (2) that it will give the Debenture Trustee notice of any failure by the Corporation (or by any other obligor on the Junior Subordinated Debentures) to make any payment of the principal of and premium or interest (including Additional Sums and Compounded Interest, if any) and Liquidated Damages, if any, on the Junior Subordinated Debentures when the same shall be due and payable.

                  (b) If the Corporation shall act as its own paying agent, it will, on or before each due date of the principal of and premium, if any, or interest on the Junior Subordinated Debentures, set aside, segregate and hold in trust for the benefit of the holders of the Junior Subordinated Debentures a sum sufficient to pay such principal, premium or interest so becoming due and will notify the Debenture Trustee of any failure to take such action and of any failure by the Corporation (or by any other obligor under the Junior Subordinated Debentures) to make any payment of the principal of and premium, if any, or interest on the Junior Subordinated Debentures when the same shall become due and payable.

                  (c) Anything in this Section 3.04 to the contrary notwithstanding, the Corporation may, at any time, for the purpose of obtaining a satisfaction and discharge with respect to the Junior Subordinated Debentures hereunder, or for any other reason, pay or cause to be paid to the Debenture Trustee all sums held in trust for such Junior Subordinated Debentures by the Debenture Trustee or any paying agent hereunder, as required by this Section 3.04, such sums to be held by the Debenture Trustee upon the trusts herein contained.

                  (d) Anything in this Section 3.04 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section 3.04 is subject to Sections 11.03 and 11.04.

                  SECTION 3.05.     Certificate to Debenture Trustee.

                  The Corporation will deliver to the Debenture Trustee on or before 120 days after the end of each fiscal year in each year, commencing with the first fiscal year ending after the date hereof, so long as Junior Subordinated Debentures are outstanding hereunder, an Officers' Certificate, one of the signers of which shall be the principal executive, principal financial or principal accounting officer of the Corporation, stating that in the course of the performance by the signers of their duties as officers of the Corporation they would normally have knowledge of any default by the Corporation in the performance of any covenants contained herein, stating whether or not they have knowledge of any such default and, if so, specifying each such default of which the signers have knowledge and the nature thereof. For purposes of this Section 3.05, default shall be determined without regard to any period of grace or requirement of notice provided for herein.

                  SECTION 3.06.     Compliance with Consolidation Provisions.

                  The Corporation will not, while any of the Junior Subordinated Debentures remain outstanding, consolidate with, or merge into, or merge into itself, or sell or convey all or substantially all of its property to any other Person unless the provisions of Article X hereof are complied with.

                  SECTION 3.07.     Limitation on Dividends.

                  The Corporation will not (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of the Corporation's capital stock, (ii) make any payment of principal, interest or premium, if any, on or repay, repurchase or redeem any debt securities of the Corporation (including any Other Debentures) that rank pari passu with or junior in right of payment to the Junior Subordinated Debentures or (iii) make any guarantee payments with respect to any guarantee by the Corporation of the debt securities of any Subsidiary of the Corporation (including any Other Guarantees) if such guarantee ranks pari passu with or junior in right of payment to the Junior Subordinated Debentures (other than (a) dividends or distributions in shares of, or options, warrants or rights to subscribe for or purchase shares of, Common Stock, (b) any declaration of a dividend in connection with the implementation of a stockholders' rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto, (c) payments under the Guarantee, (d) as a result of a reclassification of the Corporation's capital stock or the exchange or conversion of one class or series of the Corporation's capital stock for another class or series of the Corporation's capital stock,
(e) the purchase of fractional interests in shares of the Corporation's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged and (f) purchases of Common Stock related to the issuance of Common Stock or rights under any of the Corporation's benefit plans for its directors, officers or employees or any of the Corporation's dividend reinvestment plans), if at such time (1) there shall have occurred any event of which the Corporation has actual knowledge that (a) is, or with the giving of notice or the lapse of time, or both, would be, a Debenture Event of Default and (b) in respect of which the Corporation shall not have taken reasonable steps to cure, (2) the Corporation shall be in default with respect to its payment of any obligations under the Guarantee or (3) the Corporation shall have given notice of its election to exercise its right to extend the interest payment period pursuant to Section 16.01 and any such extension shall have commenced and be continuing.

                  SECTION 3.08.     Covenants as to MainStreet Capital Trust I.

                  In the event Junior Subordinated  Debentures are issued to the
Trust or a  trustee  of such  trust in  connection  with the  issuance  of Trust
Securities by the Trust, for so long as such Trust Securities remain outstanding, the Corporation (i) will maintain 100% direct or indirect ownership of the Common Securities; provided, however, that any successor of the Corporation, permitted pursuant to Article X, may succeed to the Corporation's ownership of such Common Securities, (ii) will use its reasonable efforts to cause the Trust (a) to remain a business trust, except in connection with the distribution of Junior Subordinated Debentures to the holders of Trust Securities in liquidation of the Trust, the redemption of all of the Trust Securities, or certain mergers, consolidations or amalgamations, each as permitted by the Declaration, and (b) to otherwise continue to be classified as a grantor trust and not an association taxable as a corporation for United States federal income tax purposes and (iii) to use its reasonable efforts to cause each holder of Trust Securities to be treated as owning an undivided beneficial interest in the Junior Subordinated Debentures.

                  SECTION 3.09.     Payment of Expenses.

                  In connection with the offering, sale and issuance of the Junior Subordinated Debentures to the Trust and in connection with the sale of the Trust Securities by the Trust, the Corporation, in its capacity as borrower with respect to the Junior Subordinated Debentures, shall:

                  (a) pay all costs and expenses relating to the offering, sale and issuance of the Junior Subordinated Debentures, including commissions to the initial purchaser payable pursuant to the Purchase Agreement, fees and expenses in connection with any exchange offer, filing of a shelf registration statement or other action to be taken pursuant to the Registration Rights Agreement and compensation of the Debenture Trustee in accordance with the provisions of
Section 6.06;

                  (b) pay all costs and expenses of the Trust (including, but not limited to, costs and expenses relating to the organization of the Trust, the offering, sale and issuance of the Trust Securities (including commissions to the initial purchaser in connection therewith), the fees and expenses of the Property Trustee and the Delaware Trustee, the costs and expenses relating to the operation of the Trust, including without limitation, costs and expenses of accountants, attorneys, statistical or bookkeeping services, expenses for printing and engraving and computing or accounting equipment, paying agent(s), registrar(s), transfer agent(s), duplicating, travel and telephone and other telecommunications expenses and costs and expenses incurred in connection with the acquisition, financing, and disposition of assets of the Trust;

                  (c) be primarily and fully liable for any indemnification obligations arising with respect to the Declaration;

                  (d)  pay  any  and  all  taxes   (other  than  United   States
withholding taxes attributable to the Trust or its assets) and all liabilities, costs and expenses with respect to such taxes of the Trust; and

                  (e) pay all other fees, expenses, debts and obligations (other than in respect of the Trust Securities) related to the Trust.

 .                 SECTION 3.10.     Payment Upon Resignation or Removal

                  Upon termination of this Indenture or the removal or resignation of the Debenture Trustee, unless otherwise stated, the Corporation shall pay to the Debenture Trustee all amounts accrued and owing to the date of such termination, removal or resignation. Upon termination of the Declaration or the removal or resignation of the Delaware Trustee or the Property Trustee, as the case may be, pursuant to Section 5.7 of the Declaration, the Corporation shall pay to the Delaware Trustee or the Property Trustee, as the case may be, all amounts accrued and owing to the date of such termination, removal or resignation.


                                   ARTICLE IV

                   DEBENTUREHOLDERS' LISTS AND REPORTS BY THE
                      CORPORATION AND THE DEBENTURE TRUSTEE

                  SECTION 4.01.     Debentureholders' Lists.

                  The Corporation covenants and agrees that it will furnish or cause to be furnished to the Debenture Trustee:

                  (a) on a semi-annual basis on each regular record date for the Junior Subordinated Debentures, a list, in such form as the Debenture Trustee may reasonably require, of the names and addresses of the Debentureholders as of such record date; and

                  (b) at such other times as the Debenture Trustee may request in writing, within 30 days after the receipt by the Corporation, of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, except that, no such lists need be furnished so long as the Debenture Trustee is in possession thereof by reason of its acting as Debenture registrar for the Junior Subordinated Debentures.

                  SECTION 4.02.     Preservation and Disclosure of Lists.

                  (a) The Debenture Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the holders of the Junior Subordinated Debentures (1) contained in the most recent list furnished to it as provided in
                           Section 4.01 or (2) received by it in the capacity of Junior Subordinated Debentures registrar (if so acting) hereunder. The Debenture Trustee may destroy any list furnished to it as provided in Section 4.01 upon receipt of a new list so furnished.

                  (b) In case three or more holders of Junior Subordinated Debentures (hereinafter referred to as "applicants") apply in writing to the Debenture Trustee and furnish to the Debenture Trustee reasonable proof that each such applicant has owned a Junior Subordinated Debenture for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other holders of Junior Subordinated Debentures or with holders of all Junior Subordinated Debentures with respect to their rights under this Indenture and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Debenture Trustee shall within 5 Business Days after the receipt of such application, at its election, either:

                                    (1)     afford such applicants access to the
                                            information preserved at the time by
                                            the Debenture  Trustee in accordance
                                            with the  provisions  of  subsection
                                            (a) of this Section 4.02, or

                                    (2)     inform  such  applicants  as to  the
                                            approximate number of holders of all
                                            Junior   Subordinated    Debentures,
                                            whose names and addresses  appear in
                                            the  information  preserved  at  the
                                            time  by the  Debenture  Trustee  in
                                            accordance  with the  provisions  of
                                            subsection (a) of this Section 4.02,
                                            and as to the  approximate  cost  of
                                            mailing to such Debentureholders the
                                            form    of     proxy     or    other
                                            communication,  if any, specified in
                                            such application.

                                    If the Debenture  Trustee shall elect not to
                           afford such applicants access to such information, the Debenture Trustee shall, upon the written request of such applicants, mail to each Debentureholder whose name and address appear in the information preserved at the time by the Debenture Trustee in accordance with the provisions of subsection (a) of this Section 4.02 a copy of the form of proxy or other communication which is specified in such request with reasonable promptness after a tender to the Debenture Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing.

                  (c) Each and every holder of Junior Subordinated Debentures, by receiving and holding the same, agrees with the Corporation and the Debenture Trustee that neither the Corporation nor the Debenture Trustee nor any paying agent shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the holders of Junior Subordinated Debentures in accordance with the provisions of subsection (b) of this Section 4.02, regardless of the source from which such information was derived, and that the Debenture Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under said subsection (b).

                  SECTION 4.03.     Reports by the Corporation.

                  (a) The Corporation covenants and agrees to file with the Debenture Trustee, within 15 days after the date on which the Corporation is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as said Commission may from time to time by rules and regulations prescribe) which the Corporation may be required to file with the Commission pursuant to
                           Section 13 or Section 15(d) of the Exchange Act; or, if the Corporation is not required to file information, documents or reports pursuant to either of such sections, then to provide to the Debenture Trustee, such of the supplementary and periodic information, documents and reports which would have been required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations.

                  (b) The Corporation covenants and agrees to file with the Debenture Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by said Commission, such additional information, documents and reports with respect to compliance by the Corporation with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations.

                  (c) The Corporation covenants and agrees to transmit by mail to all holders of Junior Subordinated Debentures, as the names and addresses of such holders appear upon the Debenture Register, within 30 days after the filing thereof with the Debenture Trustee, such summaries of any information, documents and reports required to be filed by the Corporation pursuant to subsections (a) and (b) of this Section
                           4.03 as may be required by rules and regulations prescribed from time to time by the Commission.

                  (d) Delivery of such reports, information and documents to the Debenture Trustee is for informational purposes only and the Debenture Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Corporation's compliance with any of its covenants hereunder (as to which the Debenture Trustee is entitled to rely exclusively on Officers' Certificates).

                  (e) So long as is required for an offer or sale of the Junior Subordinated Debentures to qualify for an exemption under Rule 144A under the Securities Act, the Corporation shall, upon request, provide the information required by clause (d)(4) thereunder to each Debentureholder and to each beneficial owner and prospective purchaser of Junior Subordinated Debentures identified by each Debentureholder of Restricted Junior Subordinated Debentures, unless such information is furnished to the Commission pursuant to Section 13 or 15(d) of the Exchange Act.

                  SECTION 4.04.     Reports by the Debenture Trustee.

                  (a) The Debenture Trustee shall transmit to Debentureholders such reports concerning the Debenture Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. If required by Section 313(a) of the Trust Indenture Act, the Debenture Trustee shall, within sixty days after each December 15 following the date of this Indenture, commencing December 15, 1997, deliver to Debentureholders a brief report, dated as of such December 15, which complies with the provisions of such Section 313(a).

                  (b) A copy of each such report shall, at the time of such transmission to Debentureholders, be filed by the Debenture Trustee with each stock exchange, if any, upon which the Junior Subordinated Debentures are listed, with the Commission and with the Corporation. The Corporation will promptly notify the Debenture Trustee when the Junior Subordinated Debentures are listed on any stock exchange and of any delisting thereof.


                                    ARTICLE V

             REMEDIES OF THE DEBENTURE TRUSTEE AND DEBENTUREHOLDERS
                               ON EVENT OF DEFAULT

                  SECTION 5.01.     Debenture Events of Default.

                  One or more of the following events of default shall constitute a Debenture Event of Default hereunder (whatever the reason for such Debenture Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (a) default in the payment of any interest (including Compounded Interest and Additional Sums, if any) or Liquidated Damages, if any, on the Junior Subordinated Debentures or any Other Debentures when due, and continuance of such default for a period of 30 days; provided, however, that a valid extension of an interest payment period by the Corporation in accordance with the terms hereof shall not constitute a default in the payment of interest for this purpose; or

                  (b) default in the payment of any principal or premium, if any, on the Junior Subordinated Debentures or any Other Debentures when due whether at maturity, upon redemption, by declaration of acceleration of maturity or otherwise; or

                  (c) default in the performance, or breach, of any covenant or warranty of the Corporation in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Corporation by the Debenture Trustee or to the Corporation and the Debenture Trustee by the holders of at least 25% in aggregate principal amount of the outstanding Junior Subordinated Debentures a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (d) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Corporation in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Corporation or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs and such decree or order shall remain unstayed and in effect for a period of 90 consecutive days; or

                  (e) the Corporation shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the
                           Corporation or of any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due.

                  If a Debenture Event of Default with respect to Junior Subordinated Debentures at the time outstanding occurs and is continuing, then in every such case the Debenture Trustee or the holders of not less than 25% in aggregate principal amount of the Junior Subordinated Debentures then outstanding may declare the principal amount of all Junior Subordinated Debentures to be due and payable immediately, by a notice in writing to the Corporation (and to the Debenture Trustee if given by the holders of the outstanding Junior Subordinated Debentures), and upon any such declaration the same shall become immediately due and payable.

                  The foregoing provisions, however, are subject to the condition that if, at any time after the principal of the Junior Subordinated Debentures shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, (i) the Corporation shall pay or shall deposit with the Debenture Trustee a sum sufficient to pay (A) all matured installments of interest (including Compounded Interest and Additional Sums, if any) and Liquidated Damages, if any, upon all the Junior Subordinated Debentures and the principal of and premium, if any, on any and all Junior Subordinated Debentures which shall have become due otherwise than by acceleration (with interest upon such principal and premium, if any, and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest, at the same rate as the rate of interest specified in the Junior Subordinated Debentures to the date of such payment or deposit) and (B) such amount as shall be sufficient to cover compensation due to the Debenture Trustee and each predecessor Debenture Trustee, their respective agents, attorneys and counsel, pursuant to Section 6.06, and (ii) any and all Debenture Events of Default under the Indenture, other than the non-payment of the principal of the Junior Subordinated Debentures which shall have become due solely by such declaration of acceleration, shall have been cured, waived or otherwise remedied as provided herein, then, in every such case, the holders of a majority in aggregate principal amount of the Junior Subordinated Debentures then outstanding, by written notice to the Corporation and to the Debenture Trustee, may rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

                  In case the Debenture Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Debenture Trustee, then and in every such case the Corporation, the Debenture Trustee and the holders of the Junior Subordinated Debentures shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Corporation, the Debenture Trustee and the holders of the Junior Subordinated Debentures shall continue as though no such proceeding had been taken.

                  SECTION 5.02. Payment of Junior Subordinated Debentures on Default; Suit Therefor.

                  The Corporation covenants that (a) in case default shall be made in the payment of any installment of interest (including Compounded Interest and Additional Sums, if any) and Liquidated Damages, if any, upon any of the Junior Subordinated Debentures as and when the same shall become due and payable, and such default shall have continued for a period of 30 days, or (b) in case default shall be made in the payment of the principal of or premium, if any, on any of the Junior Subordinated Debentures as and when the same shall have become due and payable, whether at maturity of the Junior Subordinated Debentures or upon prepayment or by declaration or otherwise, then, upon demand of the Debenture Trustee, the Corporation will pay to the Debenture Trustee, for the benefit of the holders of the Junior Subordinated Debentures, the whole amount that then shall have become due and payable on all such Junior
Subordinated Debentures for principal and premium, if any, or interest (including Compounded Interest and Additional Sums, if any) and Liquidated Damages, if any, or both, as the case may be, with interest upon the overdue principal and premium, if any, and (to the extent that payment of such interest is enforceable under applicable law and, if the Junior Subordinated Debentures are held by the Trust or a trustee of such trust, without duplication of any other amounts paid by the Trust or a trustee in respect thereof) upon the overdue installments of interest (including Compounded Interest and Additional Sums, if any) and Liquidated Damages, if any, at the rate borne by the Junior Subordinated Debentures; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including a reasonable compensation to the Debenture Trustee, its agents, attorneys and counsel, and any other amount due to the Debenture Trustee pursuant to Section 6.06.

                  In case the Corporation shall fail forthwith to pay such amounts upon such demand, the Debenture Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Corporation or any other obligor on the Junior Subordinated Debentures and collect in the manner provided by law out of the property of the Corporation or any other obligor on the Junior Subordinated Debentures, wherever situated, the moneys adjudged or decreed to be payable.

                  In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Corporation or any other obligor on the Junior Subordinated Debentures under Title 11, United States Code, or any other applicable law, or in case a receiver or trustee shall have been appointed for the property of the Corporation or such other obligor, or in the case of any other similar judicial proceedings relative to the Corporation or other obligor upon the Junior Subordinated Debentures, or to the creditors or property of the Corporation or such other obligor, the Debenture Trustee, irrespective of whether the principal of the Junior Subordinated Debentures shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Debenture Trustee shall have made any demand pursuant to the provisions of this Section 5.02, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Junior Subordinated Debentures and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Debenture Trustee (including any claim for amounts due to the Debenture Trustee pursuant to 6.06) and of the Debentureholders allowed in such judicial proceedings relative to the Corporation or any other obligor on the Junior Subordinated Debentures, or to the creditors or property of the Corporation or such other obligor, unless prohibited by applicable law and regulations, to vote on behalf of the holders of the Junior Subordinated Debentures in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or person performing similar functions in comparable proceedings, and to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute the same after the deduction of its charges and expenses; and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized by each of the Debentureholders to make such payments to the Debenture Trustee, and, in the event that the Debenture Trustee shall consent to the making of such payments directly to the Debentureholders, to pay to the Debenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Debenture Trustee, each predecessor Debenture Trustee and their respective agents, attorneys and counsel, and all other amounts due to the Debenture Trustee pursuant to Section 6.06.

                  Nothing herein  contained  shall be construed to authorize the
Debenture Trustee to authorize or consent to or accept or adopt on behalf of any Debentureholder any plan of reorganization, arrangement, adjustment or composition affecting the Junior Subordinated Debentures or the rights of any holder thereof or to authorize the Debenture Trustee to vote in respect of the claim of any Debentureholder in any such proceeding.

                  All rights of action and of asserting claims under this Indenture, or under any of the Junior Subordinated Debentures, may be enforced by the Debenture Trustee without the possession of any of the Junior Subordinated Debentures, or the production thereof on any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Debenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the holders of the Junior Subordinated Debentures.

                  In any proceedings brought by the Debenture Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Debenture Trustee shall be a party) the Debenture Trustee shall be held to represent all the holders of the Junior Subordinated Debentures, and it shall not be necessary to make any holders of the Junior Subordinated Debentures parties to any such proceedings.

                  SECTION 5.03. Application of Moneys Collected by Debenture Trustee.

                  Any moneys collected by the Debenture Trustee shall be applied in the following order, at the date or dates fixed by the Debenture Trustee for the distribution of such moneys, upon presentation of the Junior Subordinated Debentures in respect of which moneys have been collected, and stamping thereon the payment, if only partially paid, and upon surrender thereof if fully paid:

                  First: To the payment of costs and expenses of collection applicable to the Junior Subordinated Debentures and all other amounts due to the Debenture Trustee under Section 6.06;

                  Second: To the payment of all Senior Indebtedness of the Corporation if and to the extent required by Article XV;

                  Third: In case the principal of the outstanding Junior Subordinated Debentures in respect of which moneys have been collected shall not have become due and be unpaid, to the payment of the amounts then due and unpaid upon Junior Subordinated Debentures for principal of (and premium, if any) and interest (including Compounded Interest and Additional Sums, if any) and Liquidated Damages, if any, on the Junior Subordinated Debentures, in respect of which or for the benefit of which money has been collected, ratably, without preference of priority of any kind, according to the amounts due on such Junior Subordinated Debentures for principal (and premium, if any) and interest, respectively; and

                  Fourth:  To the Corporation.

                  SECTION 5.04.     Proceedings by Debentureholders.

                  No holder of any Junior Subordinated Debenture shall have any right by virtue of or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless such holder previously shall have given to the Debenture Trustee written notice of a Debenture Event of Default and of the continuance thereof with respect to the Junior Subordinated Debentures specifying such Debenture Event of Default, as hereinbefore provided, and unless also the holders of not less than 25% in aggregate principal amount of the Junior Subordinated Debentures then outstanding shall have made written request upon the Debenture Trustee to institute such action, suit or proceeding in its own name as Debenture Trustee hereunder and shall have offered to the Debenture Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Debenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action, suit or proceeding, it being understood and intended, and being expressly covenanted by the taker and holder of every Junior Subordinated Debenture with every other taker and holder and the Debenture Trustee, that no one or more holders of Junior Subordinated
Debentures shall have any right in any manner whatever by virtue of or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other holder of Junior Subordinated Debentures, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Junior Subordinated Debentures.

                  Notwithstanding any other provisions in this Indenture, however, the right of any holder of any Junior Subordinated Debenture to receive payment of the principal of (and premium, if any) and interest on (including Compounded Interest and Additional Sums, if any) and Liquidated Damages, if any, on such Junior Subordinated Debenture, on or after the same shall have become due and payable, or to institute suit for the enforcement of any such payment, shall not be impaired or affected without the consent of such holder and by accepting a Junior Subordinated Debenture hereunder it is expressly understood, intended and covenanted by the taker and holder of every Junior Subordinated Debenture with every other such taker and holder and the Debenture Trustee, that no one or more holders of Junior Subordinated Debentures shall have any right in any manner whatsoever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of the holders of any other Junior Subordinated Debentures, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Junior Subordinated Debentures. For the protection and enforcement of the provisions of this Section, each and every Debentureholder and the Debenture Trustee shall be entitled to such relief as can be given either at law or in equity.

                  The Corporation and the Debenture Trustee acknowledge that pursuant to the Declaration, the holders of Capital Securities are entitled, in the circumstances and subject to the limitations set forth therein, to commence a Direct Action with respect to any Debenture Event of Default under this Indenture and the Junior Subordinated Debentures.

                  SECTION 5.05.     Proceedings by Debenture Trustee.

                  In case a Debenture Event of Default occurs with respect to Junior Subordinated Debentures and is continuing, the Debenture Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Debenture Trustee shall deem most effectual to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Debenture Trustee by this Indenture or by law.

                  SECTION 5.06.     Remedies Cumulative and Continuing.

                  All powers and remedies given by this Article V to the Debenture Trustee or to the Debentureholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any other powers and remedies available to the Debenture Trustee or the holders of the Junior Subordinated Debentures, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture or otherwise established with respect to the Junior Subordinated Debentures, and no delay or omission of the Debenture Trustee or of any holder of any of the Junior Subordinated Debentures to exercise any right or power accruing upon any Debenture Event of Default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or an acquiescence therein; and, subject to the provisions of Section 5.04, every power and remedy given by this Article V or by law to the Debenture Trustee or to the Debentureholders may be exercised from time to time, and as often as shall be deemed expedient, by the Debenture Trustee or by the Debentureholders.

                  SECTION 5.07. Direction of Proceedings and Waiver of Defaults by Majority of Debentureholders.

                  The holders of a majority in aggregate principal amount of the Junior Subordinated Debentures at the time outstanding shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Debenture Trustee, or exercising any trust or power conferred on the Debenture Trustee; provided, however, that (subject to the provisions of Section 6.01) the Debenture Trustee shall have the right to decline to follow any such direction if the Debenture Trustee shall determine that the action so directed would be unjustly prejudicial to the holders not taking part in such direction or if the Debenture Trustee being advised by counsel determines that the action or proceeding so directed may not lawfully be taken or if the Debenture Trustee in good faith by its board of directors or trustees, executive committee, or a trust committee of directors or trustees and/or Responsible
Officers shall determine that the action or proceedings so directed would involve the Debenture Trustee in personal liability. Prior to any declaration accelerating the maturity of the Junior Subordinated Debentures, the holders of a majority in aggregate principal amount of the Junior Subordinated Debentures at the time outstanding may on behalf of the holders of all of the Junior Subordinated Debentures waive any past default or Debenture Event of Default and its consequences except a default (a) in the payment of principal of (or premium, if any, on) or interest on (including Compounded Interest and Additional Sums, if any) or Liquidated Damages, if any, on any of the Junior Subordinated Debentures (unless such default has been cured and a sum sufficient to pay all matured installments of interest (including Compounded Interest and Additional Sums, if any) (and premium, if any) and principal due otherwise than by acceleration has been deposited with the Debenture Trustee) or (b) in respect of covenants or provisions hereof which cannot be modified or amended without the consent of the holder of each Junior Subordinated Debenture affected; provided, however, that if the Junior Subordinated Debentures are held by the Property Trustee, such waiver or modification to such waiver shall not be effective until the holders of a majority in aggregate liquidation amount of Trust Securities shall have consented to such waiver or modification to such waiver; provided further, that if the consent of the holder of each outstanding Junior Subordinated Debenture is required, such waiver shall not be effective until each holder of the Trust Securities shall have consented to such waiver. Upon any such waiver, the default covered thereby shall be deemed to be cured for all purposes of this Indenture and the Corporation, the Debenture Trustee and the holders of the Junior Subordinated Debentures shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon. Whenever any default or Debenture Event of Default hereunder shall have been waived as permitted by this Section 5.07, said default or Debenture Event of Default shall for all purposes of the Junior Subordinated Debentures and this Indenture be deemed to have been cured and to be not continuing.

                  SECTION 5.08.     Notice of Defaults.

                  (a) The Debenture Trustee shall, within 90 days after the occurrence of a Default with respect to the Junior Subordinated Debentures actually known to a Responsible Officer of the Debenture Trustee, mail to all Debentureholders, as the names and addresses of such holders appear upon the Debenture Register, notice of all Defaults known to the Debenture Trustee, unless such Default shall have been cured before the giving of such notice (the term "Default" for the purpose of this Section 5.08 being hereby defined to be any of the events specified in clauses (a), (b), (c), (d) and (e) of Section 5.01, not including periods of grace, if any, provided for therein, and irrespective of the giving of written notice specified in clause (c) of Section 5.01); and provided that, except in the case of default in the payment of the principal of (or premium, if any, on) or interest (including Compounded Interest or Additional Sums, if any) or Liquidated Damages, if any, on any of the Junior Subordinated Debentures, the Debenture Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or Responsible Officers of the Debenture Trustee in good faith determines that the withholding of such notice is in the interests of the Debentureholders; and provided further, that in the case of any default of the character specified in Section 5.01(c), no such notice to Debentureholders shall be given until at least 60 days after the occurrence thereof, but shall be given within 90 days after such occurrence.

                  (b) Within five Business Days after the occurrence of any Debenture Event of Default actually known to a Responsible Officer of the Debenture Trustee, the Debenture Trustee shall transmit notice of such Debenture Event of Default to all Debentureholders as their names and addresses appear on the Debenture Register, unless such Debenture Event of Default shall have been cured or waived.

                  SECTION 5.09.     Undertaking to Pay Costs.

                  All parties to this Indenture agree, and each holder of any Junior Subordinated Debenture by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Debenture Trustee for any action taken or omitted by it as Debenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this
Section 5.09 shall not apply to any suit instituted by the Debenture Trustee, to any suit instituted by any Debentureholder, or group of Debentureholders, holding in the aggregate more than 10% in aggregate principal amount of the Junior Subordinated Debentures outstanding, or to any suit instituted by any Debentureholder for the enforcement of the payment of the principal of (or premium, if any) or interest (including Compounded Interest and Additional Sums, if any) or Liquidated Damages, if any, on any Junior Subordinated Debenture against the Corporation on or after the same shall have become due and payable.


                                   ARTICLE VI

                        CONCERNING THE DEBENTURE TRUSTEE

                  SECTION 6.01.     Duties and Responsibilities of Debenture
                                    Trustee.

                  With respect to the holders of the Junior Subordinated Debentures issued hereunder, the Debenture Trustee, prior to the occurrence of a Debenture Event of Default and after the curing or waiving of all Debenture Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case a Debenture Event of Default has occurred (which has not been cured or waived), the Debenture Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

                  No provision of this Indenture shall be construed to relieve the Debenture Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that

                  (a) prior to the occurrence of a Debenture Event of Default and after the curing or waiving of all Debenture Events of Default which may have occurred,

                           (1) the duties and obligations of the Debenture Trustee shall be determined solely by the express provisions of this Indenture, and the Debenture Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Debenture Trustee; and

                           (2) in the absence of bad faith on the part of the Debenture Trustee, the Debenture Trustee may conclusively rely, as to the truth of the  statements  and the  correctness of the
                                    opinions   expressed   therein,   upon   any
                                    certificates  or opinions  furnished  to the
                                    Debenture  Trustee  and  conforming  to  the
                                    requirements of this Indenture;  but, in the
                                    case of any such  certificates  or  opinions
                                    which   by   any   provision    hereof   are
                                    specifically required to be furnished to the Debenture Trustee, the Debenture Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

                  (b) the Debenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers, unless it shall be proved that the Debenture Trustee was negligent in ascertaining the pertinent facts; and

                  (c) the Debenture Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Debentureholders pursuant to Section 5.07, relating to the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee, or exercising any trust or power conferred upon the Debenture Trustee, under this Indenture.

                  None of the provisions contained in this Indenture shall require the Debenture Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Indenture or adequate indemnity against such risk is not reasonably assured to it.

                  Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Debenture Trustee shall be subject to the provisions of this Section.

                  SECTION 6.02.     Reliance on Documents, Opinions, etc.

                  Except as otherwise provided in Section 6.01:

                  (a) the Debenture Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, note, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request, direction, order or demand of the Corporation mentioned herein may be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any Board Resolution may be evidenced to the Debenture Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Corporation;

                  (c) the Debenture Trustee may consult with counsel of its selection and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

                  (d) the Debenture Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Debentureholders, pursuant to the provisions of this Indenture, unless such Debentureholders shall have offered to the Debenture Trustee reasonable and sufficient security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

                  (e) the Debenture Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture; nothing contained herein shall, however, relieve the Debenture Trustee of the obligation, upon the occurrence of a Debenture Event of Default (that has not been cured or waived), to exercise such of the rights and powers vested in it by this Indenture, and to use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

                  (f) the Debenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, coupon or other paper or document, unless requested in writing to do so by the holders of a majority in aggregate principal amount of the outstanding Junior Subordinated Debentures; provided, however, that if the payment within a reasonable time to the Debenture Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Debenture Trustee, not reasonably assured to the Debenture Trustee by the security afforded to it by the terms of this Indenture, the Debenture Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding;

                  (g) the Debenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents (including any Authenticating Agent) or attorneys, and the Debenture Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed by it with due care;

                  (h) the Debenture Trustee shall not be charged with knowledge of any Default or Debenture Event of Default with respect to the Junior Subordinated Debentures unless (1) such default is a default under Sections 5.01(a) (other than a default with respect to the payment of Compounded Interest, Liquidated Damages or Additional Sums) and 5.01(b) of the Indenture, (2) a Responsible Officer shall have actual knowledge of such Default or Debenture Event of Default or (3) written notice of such Default or Debenture Event of Default shall have been given to the Debenture Trustee by the Corporation or any other obligor on the Junior Subordinated Debentures or by any holder of the Junior Subordinated Debentures and such notice references the Junior Subordinated Debentures and this Indenture; and

                  (i) the Debenture Trustee shall not be liable for any action taken, suffered or omitted by it in good faith, without negligence or willful misconduct and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

                  SECTION 6.03.     No Responsibility for Recitals, etc.

                  The recitals contained herein and in the Junior Subordinated Debentures (except in the certificate of authentication of the Debenture Trustee or the Authenticating Agent) shall be taken as the statements of the Corporation, and the Debenture Trustee and the Authenticating Agent assume no responsibility for the correctness of the same. The Debenture Trustee and the Authenticating Agent make no representations as to the validity or sufficiency of this Indenture or of the Junior Subordinated Debentures. The Debenture
Trustee and the Authenticating Agent shall not be accountable for the use or application by the Corporation of any Junior Subordinated Debentures or the proceeds of any Junior Subordinated Debentures authenticated and made available for delivery by the Debenture Trustee or the Authenticating Agent in conformity with the provisions of this Indenture.

                  SECTION 6.04. Debenture Trustee, Authenticating Agent, Paying Agents, Transfer Agents or Registrar May Own Junior Subordinated Debentures.

                  The Debenture Trustee or any Authenticating Agent or any paying agent or any transfer agent or any Debenture registrar for the Junior Subordinated Debentures, in its individual or any other capacity, may become the owner or pledgee of Junior Subordinated Debentures with the same rights it would have if it were not Debenture Trustee, Authenticating Agent, paying agent, transfer agent or Debenture registrar for the Junior Subordinated Debentures.

                  SECTION 6.05.     Moneys to be Held in Trust.

                  Subject to the provisions of Section 11.04, all moneys received by the Debenture Trustee or any paying agent shall, until used or applied as herein provided, be held in trust for the purpose for which they were received, but need not be segregated from other funds except to the extent required by law. The Debenture Trustee and any paying agent shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Corporation. So long as no Debenture Event of Default shall have occurred and be continuing, all interest allowed on any such moneys shall be paid from time to time upon the written order of the Corporation, signed by the Chairman of the Board of Directors, the President or a Vice President or the Treasurer or an Assistant Treasurer of the Corporation.

                  SECTION 6.06.     Compensation and Expenses of Debenture
                                    Trustee.

                  The Corporation,  as issuer of Junior Subordinated  Debentures under this Indenture, covenants and agrees to pay to the Debenture Trustee from time to time, and the Debenture Trustee shall be entitled to, such compensation as shall be agreed to in writing between the Corporation and the Debenture Trustee (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), and the Corporation will pay or reimburse the Debenture Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Debenture Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Corporation also covenants to indemnify each of the Debenture Trustee or any predecessor Debenture Trustee (and its officers, agents, directors and employees) for, and to hold it harmless against, any and all loss, damage, claim, liability or expense including taxes (other than taxes based on the income of the Debenture Trustee) incurred without negligence or bad faith on the part of the Debenture Trustee and arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim of liability in the premises. The obligations of the Corporation under this Section 6.06 to compensate and indemnify the Debenture Trustee and to pay or reimburse the Debenture Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder. Such additional indebtedness shall be secured by a lien prior to that of the Junior Subordinated Debentures upon all property and funds held or collected by the Debenture Trustee as such, except funds held in trust for the benefit of the holders of particular Junior Subordinated Debentures.

                  When the Debenture Trustee incurs expenses or renders services in connection with a Debenture Event of Default specified in Section 5.01(d) or
Section 5.01(e), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable federal or state bankruptcy, insolvency or other similar law.

                  The provisions of this Section shall survive the resignation or removal of the Debenture Trustee and the defeasance or other termination of this Indenture.

                  SECTION 6.07.     Officers' Certificate as Evidence.

                  Except as otherwise provided in Sections 6.01 and 6.02, whenever in the administration of the provisions of this Indenture the Debenture Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or omitting any action hereunder, such matter (unless other evidence in respect thereof is herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Debenture Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Debenture Trustee, and such certificate, in the absence of negligence or bad faith on the part of the Debenture Trustee, shall be full warrant to the Debenture Trustee for any action taken or omitted by it under the provisions of this Indenture upon the faith thereof.

                  SECTION 6.08.     Conflicting Interest of Debenture Trustee.

                  If the Debenture Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Debenture Trustee and the Corporation shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

                  SECTION 6.09.     Eligibility of Debenture Trustee.

                  The Debenture Trustee hereunder shall at all times be a corporation organized and doing business under the laws of the United States of America or any state or territory thereof or of the District of Columbia, or a corporation or other Person permitted to act as trustee by the Commission authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000) and subject to supervision or examination by federal, state, territorial, or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this
Section 6.09 the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

                  The Corporation may not, nor may any Person directly or indirectly controlling, controlled by, or under common control with the Corporation, serve as Debenture Trustee.

                  In case at any time the Debenture Trustee shall cease to be eligible in accordance with the provisions of this Section 6.09, the Debenture Trustee shall resign immediately in the manner and with the effect specified in
Section 6.10.

                  SECTION 6.10.     Resignation or Removal of Debenture Trustee.

                  (a) The Debenture Trustee, or any trustee or trustees hereafter appointed, may at any time resign by giving written notice of such resignation to the Corporation and by mailing notice thereof to the holders of the Junior Subordinated Debentures at their addresses as they shall appear on the Debenture Register. Upon receiving such notice of resignation, the Corporation shall promptly appoint a successor trustee or trustees by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Debenture Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the mailing of such notice of resignation to the affected Debentureholders, the resigning Debenture Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Debentureholder who has been a bona fide holder of a Junior Subordinated Debenture for at least six months may, subject to the provisions of Section 5.09, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

                  (b)      In case at any time any of the following shall occur:

                           (1) the Debenture Trustee shall fail to comply with the provisions of Section 6.08 after written request therefor by the Corporation or by any Debentureholder who has been a bona fide holder of Junior Subordinated Debentures for at least six months, or

                           (2) the Debenture Trustee shall cease to be eligible in accordance with the provisions of Section 6.09 and shall fail to resign after written request therefor by the Corporation or by any such Debentureholder, or

                           (3) the Debenture Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Debenture Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Debenture Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Corporation may remove the Debenture Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Debenture Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 5.09, any Debentureholder who has been a bona fide holder of a Junior Subordinated Debenture for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Debenture Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Debenture Trustee and appoint a successor trustee.

                  (c) The holders of a majority in aggregate principal amount of the Junior Subordinated Debentures at the time outstanding may at any time remove the Debenture Trustee and nominate a successor trustee, which shall be deemed appointed as successor trustee unless within 10 days after such nomination the Corporation objects thereto, or if no successor trustee shall have been so appointed and shall have accepted appointment within 30 days after such removal, in which case the Debenture Trustee so removed or any Debentureholder, upon the terms and conditions and otherwise as in subsection (a) of this Section 6.10 provided, may petition any court of competent jurisdiction for an appointment of a successor trustee.

                  (d) Any resignation or removal of the Debenture Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 6.10 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 6.11.

                  SECTION 6.11.     Acceptance by Successor Debenture Trustee.

                  Any successor trustee appointed as provided in Section 6.10 shall execute, acknowledge and deliver to the Corporation and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the retiring trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein; but, nevertheless, on the written request of the Corporation or of the successor trustee, the trustee ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of Section 6.06, execute and deliver an instrument transferring to such successor trustee all the rights and powers of the trustee so ceasing to act and shall duly assign, transfer and deliver to such successor trustee all property and money held by such retiring trustee thereunder. Upon request of any such successor trustee, the Corporation shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a lien upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of
Section 6.06.

                  No successor trustee shall accept appointment as provided in this Section 6.11 unless at the time of such acceptance such successor trustee shall be qualified under the provisions of Section 6.08 and eligible under the provisions of Section 6.09.

                  Upon acceptance of appointment by a successor trustee as provided in this Section 6.11, the Corporation shall mail notice of the succession of such trustee hereunder to the holders of Junior Subordinated Debentures at their addresses as they shall appear on the Debenture Register. If the Corporation fails to mail such notice within 10 days after the acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Corporation.

                  SECTION 6.12.     Succession by Merger, etc.

                  Any corporation into which the Debenture Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Debenture Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Debenture Trustee, shall be the successor of the Debenture Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto.

                  In case at the time such successor to the Debenture Trustee shall succeed to the trusts created by this Indenture any Junior Subordinated Debentures shall have been authenticated but not delivered, any such successor to the Debenture Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Junior Subordinated Debentures so authenticated; and in case at that time any of the Junior Subordinated Debentures shall not have been authenticated, any successor to the Debenture Trustee may authenticate such Junior Subordinated Debentures either in the name of any predecessor hereunder or in the name of the successor trustee; and in all such cases such certificates shall have the full force which the Junior Subordinated Debentures or this Indenture elsewhere provides that the certificate of the Debenture Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor Debenture Trustee or authenticate Junior Subordinated Debentures in the name of any predecessor Debenture Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

                  SECTION 6.13. Limitation on Rights of Debenture Trustee as a Creditor.

                  The Debenture Trustee shall comply with Section 311(a) of the Trust Indenture Act, excluding any creditor relationship described in Section 311(b) of the Trust Indenture Act. A Debenture Trustee who has resigned or been removed shall be subject to Section 311(a) of the Trust Indenture Act to the extent included therein.

                  SECTION 6.14.     Authenticating Agents.

                  There may be one or more Authenticating Agents appointed by the Debenture Trustee upon the request of the Corporation with power to act on its behalf and subject to its direction in the authentication and delivery of Junior Subordinated Debentures issued upon exchange or transfer thereof as fully to all intents and purposes as though any such Authenticating Agent had been expressly authorized to authenticate and deliver Junior Subordinated Debentures; provided, that the Debenture Trustee shall have no liability to the Corporation for any acts or omissions of the Authenticating Agent with respect to the authentication and delivery of Junior Subordinated Debentures. Any such
Authenticating Agent shall at all times be a corporation organized and doing business under the laws of the United States or of any state or territory thereof or of the District of Columbia authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of at least $5,000,000 and being subject to supervision or examination by federal, state, territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually pursuant to law or the requirements of such authority, then for the purposes of this Section 6.14 the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect herein specified in this Section.

                  Any  corporation  into which any  Authenticating  Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate trust business of any Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, if such successor corporation is otherwise eligible under this Section 6.14 without the execution or filing of any paper or any further act on the part of the parties hereto or such Authenticating Agent.

                  Any Authenticating Agent may at any time resign by giving written notice of resignation to the Debenture Trustee and to the Corporation. The Debenture Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Corporation. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible under this Section 6.14, the Debenture Trustee may, and upon the request of the Corporation shall, promptly appoint a successor Authenticating Agent eligible under this Section 6.14, shall give written notice of such appointment to the Corporation and shall mail notice of such appointment to all Debentureholders as the names and addresses of such holders appear on the Debenture Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent herein.

                  The Corporation, as borrower, agrees to pay to any Authenticating Agent from time to time reasonable compensation for its services. Any Authenticating Agent shall have no responsibility or liability for any action taken by it as such in accordance with the directions of the Debenture Trustee.


                                   ARTICLE VII

                         CONCERNING THE DEBENTUREHOLDERS

                  SECTION 7.01.     Action by Junior Subordinated
                                    Debentureholders.

                  Whenever in this Indenture it is provided that the holders of a specified percentage in aggregate principal amount of the Junior Subordinated Debentures may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action the holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by such Debentureholders in person or by agent or proxy appointed in writing, or (b) by the record of such holders of Junior Subordinated Debentures voting in favor thereof at any meeting of such Debentureholders duly called and held in accordance with the provisions of Article VIII, or (c) by a combination of such instrument or instruments and any such record of such a meeting of such Debentureholders.

                  If the Corporation shall solicit from the Debentureholders any request, demand, authorization, direction, notice, consent, waiver or other action, the Corporation may, at its option, as evidenced by an Officers' Certificate, fix in advance a record date for the determination of
Debentureholders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other action, but the Corporation shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other action may be given before or after the record date, but only the Debentureholders of record at the close of business on the record date shall be deemed to be Debentureholders for the purposes of determining whether Debentureholders of the requisite proportion of outstanding Junior Subordinated Debentures have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other action, and for that purpose the outstanding Junior Subordinated Debentures shall be computed as of the record date; provided, however, that no such authorization, agreement or consent by such Debentureholders on the record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

                  SECTION 7.02.     Proof of Execution by Debentureholders.

                  Subject to the provisions of Section 6.01, 6.02 and 8.05, proof of the execution of any instrument by a Debentureholder or his agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Debenture Trustee or in such manner as shall be satisfactory to the Debenture Trustee. The ownership of Junior Subordinated Debentures shall be proved by the Debenture Register or by a certificate of the Debenture registrar for the Junior Subordinated Debentures. The Debenture Trustee may require such additional proof of any matter referred to in this Section as it shall deem necessary.

                  The record of any Debentureholders' meeting shall be proved in the manner provided in Section 8.06.

                  SECTION 7.03.     Who Are Deemed Absolute Owners.

                  Prior to due presentment for registration of transfer of any Junior Subordinated Debenture, the Corporation, the Debenture Trustee, any Authenticating Agent, any paying agent, any transfer agent and any Debenture registrar for the Junior Subordinated Debentures may deem the person in whose name such Junior Subordinated Debenture shall be registered upon the Debenture Register to be, and may treat him as, the absolute owner of such Junior Subordinated Debenture (whether or not such Junior Subordinated Debenture shall be overdue) for the purpose of receiving payment of or on account of the principal of and premium, if any, and (subject to Section 2.06) interest on such Junior Subordinated Debenture and for all other purposes; and neither the Corporation nor the Debenture Trustee nor any Authenticating Agent nor any paying agent nor any transfer agent nor any Debenture registrar for the Junior Subordinated Debentures shall be affected by any notice to the contrary. All such payments so made to any holder for the time being or upon his order shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Junior Subordinated Debenture.

                  SECTION 7.04. Junior Subordinated Debentures Owned by Corporation Deemed Not Outstanding.

                  In determining whether the holders of the requisite aggregate principal amount of Junior Subordinated Debentures have concurred in any direction, consent or waiver under this Indenture, Junior Subordinated Debentures which are owned by the Corporation or any other obligor on the Junior Subordinated Debentures or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Corporation or any other obligor on the Junior Subordinated Debentures shall be disregarded and deemed not to be outstanding for the purpose of any such determination; provided that for the purposes of determining whether the Debenture Trustee shall be protected in relying on any such direction, consent or waiver, only Junior Subordinated Debentures which a Responsible Officer of the Debenture Trustee actually knows are so owned shall be so disregarded. Junior Subordinated Debentures so owned which have been pledged in good faith may be regarded as outstanding for the purposes of this Section 7.04 if the pledgee shall establish to the satisfaction of the Debenture Trustee the pledgee's right to vote such Junior Subordinated Debentures and that the pledgee is not the Corporation or any such other obligor or Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Corporation or any such other obligor. In the case of a dispute as to such right, any decision by the Debenture Trustee taken upon the advice of counsel shall be full protection to the Debenture Trustee.

                  SECTION 7.05.     Revocation of Consents; Future Holders
                                    Bound.

                  At any time prior to (but not after) the evidencing to the Debenture Trustee, as provided in Section 7.01, of the taking of any action by the holders of the percentage in aggregate principal amount of the Junior Subordinated Debentures specified in this Indenture in connection with such action, any holder of a Junior Subordinated Debenture (or any Junior Subordinated Debenture issued in whole or in part in exchange or substitution therefor), subject to Section 7.01, the serial number of which is shown by the evidence to be included in the group of Junior Subordinated Debentures the holders of which have consented to such action may, by filing written notice with the Debenture Trustee at its Principal Office and upon proof of holding as provided in Section 7.02, revoke such action so far as concerns such Junior Subordinated Debenture (or so far as concerns the principal amount represented by any exchanged or substituted Junior Subordinated Debenture). Except as aforesaid any such action taken by the holder of any Junior Subordinated Debenture shall be conclusive and binding upon such holder and upon all future holders and owners of such Junior Subordinated Debenture, and of any Junior Subordinated Debenture issued in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon such Junior Subordinated Debenture or any Junior Subordinated Debenture issued in exchange or substitution therefor.


                                  ARTICLE VIII

                           DEBENTUREHOLDERS' MEETINGS

                  SECTION 8.01.     Purposes of Meetings.

                  A meeting of Debentureholders may be called at any time and from time to time pursuant to the provisions of this Article VIII for any of the following purposes:

                  (a) to give any notice to the Corporation or to the Debenture Trustee, or to give any directions to the Debenture Trustee, or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by Debentureholders pursuant to any of the provisions of
                           Article V;

                  (b) to remove the Debenture Trustee and nominate a successor trustee pursuant to the provisions of
                           Article VI;

                  (c) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 9.02; or

                  (d) to take any other action authorized to be taken by or on behalf of the holders of any specified aggregate principal amount of such Junior Subordinated Debentures under any other provision of this Indenture or under applicable law.

                  SECTION 8.02.     Call of Meetings by Debenture Trustee.

                  The Debenture Trustee, at the expense of the Corporation, may at any time call a meeting of Debentureholders to take any action specified in
Section 8.01, to be held at such time and at such place in New York, New York, as the Debenture Trustee shall determine. Notice of every meeting of the Debentureholders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed to holders of Junior Subordinated Debentures at their addresses as they shall appear on the Securities Register. Such notice shall be mailed not less than 20 nor more than 180 days prior to the date fixed for the meeting.

                  SECTION 8.03. Call of Meetings by Corporation or Debentureholders.

                  In case at any time the Corporation, pursuant to a resolution of the Board of Directors, or the holders of at least 10% in aggregate principal amount of the Junior Subordinated Debentures then outstanding, shall have requested the Debenture Trustee to call a meeting of Debentureholders, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Debenture Trustee shall not have mailed the notice of such meeting within 20 days after receipt of such request, then the Corporation or such Debentureholders may determine the time and the place in New York, New York for such meeting and may call such meeting to take any action authorized in Section 8.01, by mailing notice thereof as provided in Section 8.02.

                  SECTION 8.04.     Qualifications for Voting.

                  To be entitled to vote at any meeting of Debentureholders a Person shall (a) be a holder of one or more Junior Subordinated Debentures or
(b) a Person appointed by an instrument in writing as proxy by a holder of one or more Junior Subordinated Debentures. The only Persons who shall be entitled to be present or to speak at any meeting of Debentureholders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Debenture Trustee and its counsel and any representatives of the Corporation and its counsel.

                  SECTION 8.05.     Regulations.

                  Notwithstanding any other provisions of this Indenture, the Debenture Trustee may make such reasonable regulations as it may deem advisable for any meeting of Debentureholders, in regard to proof of the holding of Junior Subordinated Debentures and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

                  The Debenture Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Corporation or by Debentureholders as provided in Section 8.03, in which case the Corporation or the Debentureholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by majority vote of the meeting.

                  Subject to the provisions of Section 8.04, at any meeting each holder of Junior Subordinated Debentures or proxy therefor shall be entitled to one vote for each $1,000 principal amount of Junior Subordinated Debentures held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Junior Subordinated Debenture challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Junior Subordinated Debentures held by him or instruments in writing as aforesaid duly designating him as the person to vote on behalf of other Debentureholders. Any meeting of Debentureholders duly called pursuant to the provisions of Section 8.02 or 8.03 may be adjourned from time to time by a majority of those present, and the meeting may be held as so adjourned without further notice.

                  SECTION 8.06.     Voting.

                  The vote upon any resolution submitted to any meeting of holders of Junior Subordinated Debentures shall be by written ballots on which shall be subscribed the signatures of such holders or of their representatives by proxy and the serial number or numbers of the Junior Subordinated Debentures held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Debentureholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 8.02. The record shall show the serial numbers of the Junior Subordinated Debentures voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Corporation and the other to the Debenture Trustee to be preserved by the Debenture Trustee, the latter to have attached thereto the ballots voted at the meeting. The holders of the Series A Capital Securities and the Series B Capital Securities shall vote for all purposes as a single class.

                  Any record so signed and verified shall be conclusive evidence of the matters therein stated.


                                   ARTICLE IX

                                   AMENDMENTS

                  SECTION 9.01.     Without Consent of Debentureholders.

                  The Corporation and the Debenture Trustee may from time to time and at any time amend the Indenture, without the consent of the Debentureholders, for one or more of the following purposes:

                  (a) to evidence the succession of another Person to the Corporation, or successive successions, and the assumption by the successor Person of the covenants, agreements and obligations of the Corporation pursuant to Article X hereof;

                  (b) to add to the covenants of the Corporation such further covenants, restrictions or conditions for the protection of the Debentureholders as the Board of Directors and the Debenture Trustee shall consider to be for the protection of the Debentureholders, and to make the occurrence, or the occurrence and continuance, of a default in any of such additional covenants, restrictions or conditions a default or a Debenture Event of Default permitting the enforcement of all or any of the remedies provided in this Indenture as herein set forth; provided, however, that in respect of any such additional covenant, restriction or condition such amendment may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Debenture Trustee upon such default;

                  (c) to provide for the issuance under this Indenture of Junior Subordinated Debentures in coupon form (including Junior Subordinated Debentures registrable as to principal only) and to provide for exchangeability of such Junior Subordinated Debentures with the Junior Subordinated Debentures issued hereunder in fully registered form and to make all appropriate changes for such purpose;

                  (d) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture; provided that any such action shall not materially adversely affect the interests of the holders of the Junior Subordinated Debentures;

                  (e) to evidence and provide for the acceptance of appointment hereunder by a successor trustee with respect to the Junior Subordinated Debentures;

                  (f) to make provision for transfer procedures, certification, book-entry provisions, the form of restricted securities legends, if any, to be placed on Junior Subordinated Debentures, and all other matters required pursuant to Section 2.07 or otherwise necessary, desirable or appropriate in connection with the issuance of Junior Subordinated Debentures to holders of Capital Securities in the event of a distribution of Junior Subordinated Debentures by the Trust following a Dissolution Event; provided that any such action shall not materially adversely affect the interests of the holders of the Junior Subordinated Debentures;

                  (g) to qualify or maintain qualification of this Indenture under the Trust Indenture Act; or

                  (h)      to make any change that does not adversely affect the
                           rights  of  any   Debentureholder   in  any  material
                           respect.

                  The Debenture Trustee is hereby authorized to join with the Corporation in the execution of any supplemental indenture to effect such amendment, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer and assignment of any property thereunder, but the Debenture Trustee shall not be obligated to, but may in its discretion, enter into any such supplemental indenture which affects the Debenture Trustee's own rights, duties or immunities under this Indenture or otherwise.

                  Any amendment to the Indenture authorized by the provisions of this Section 9.01 may be executed by the Corporation and the Debenture Trustee without the consent of the holders of any of the Junior Subordinated Debentures at the time outstanding, notwithstanding any of the provisions of Section 9.02.

                  SECTION 9.02.     With Consent of Debentureholders.

                  With the consent (evidenced as provided in Section 7.01) of the holders of a majority in aggregate principal amount of the Junior
Subordinated Debentures at the time outstanding, the Corporation, when authorized by a Board Resolution, and the Debenture Trustee may from time to time and at any time amend the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the holders of the Junior Subordinated Debentures; provided, however, that no such amendment shall, without the consent of the holders of each Junior Subordinated Debenture then outstanding and affected thereby (i) change the Stated Maturity Date of any Junior Subordinated Debenture, or reduce the rate or extend the time of payment of interest thereon (except as contemplated by Article XVI), or reduce the principal amount thereof, or reduce any amount payable on prepayment thereof, or make the principal thereof or any interest or premium thereon payable in any coin or currency other than that provided in the Junior Subordinated Debentures, or impair or affect the right of any Debentureholder to institute suit for payment thereof, or (ii) reduce the aforesaid percentage of Junior Subordinated Debentures, the holders of which are required to consent to any such amendment to the Indenture, provided, however, that if the Junior Subordinated Debentures are held by the Trust, such amendment shall not be effective until the holders of a majority in liquidation amount of Trust Securities shall have consented to such amendment; provided, further, that if the consent of the holder of each outstanding Junior Subordinated Debenture is required, such amendment shall not be effective until each holder of the Trust Securities shall have consented to such amendment.

                  Upon the request of the Corporation accompanied by a copy of a resolution of the Board of Directors certified by its Secretary or Assistant Secretary authorizing the execution of any supplemental indenture affecting such amendment, and upon the filing with the Debenture Trustee of evidence of the consent of Debentureholders as aforesaid, the Debenture Trustee shall join with the Corporation in the execution of such supplemental indenture unless such supplemental indenture affects the Debenture Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Debenture Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

                  Promptly after the execution by the Corporation and the Debenture Trustee of any supplemental indenture pursuant to the provisions of this Section, the Debenture Trustee shall transmit by mail, first class postage prepaid, a notice, prepared by, and at the expense of, the Corporation, setting forth in general terms the substance of such supplemental indenture, to the Debentureholders as their names and addresses appear upon the Debenture Register. Any failure of the Debenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

                  It shall not be necessary for the consent of the Debentureholders under this Section 9.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

                  SECTION 9.03. Compliance with Trust Indenture Act; Effect of Supplemental Indentures.

                  Any supplemental indenture executed pursuant to the provisions of this Article IX shall comply with the Trust Indenture Act. Upon the execution of any supplemental indenture pursuant to the provisions of this Article IX, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Debenture Trustee, the Corporation and the holders of Junior Subordinated Debentures shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

                  SECTION 9.04.     Notation on Junior Subordinated Debentures.

                  Junior Subordinated Debentures authenticated and delivered after the execution of any supplemental indenture affecting such series pursuant to the provisions of this Article IX may bear a notation in form approved by the Debenture Trustee as to any matter provided for in such supplemental indenture. If the Corporation or the Debenture Trustee shall so determine, new Junior Subordinated Debentures so modified as to conform, in the opinion of the Debenture Trustee and the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may be prepared and executed by the Corporation, authenticated by the Debenture Trustee or the Authenticating Agent and delivered in exchange for the Junior Subordinated Debentures then outstanding.

                  SECTION 9.05. Evidence of Compliance of Supplemental Indenture to be Furnished to Debenture Trustee.

                  The Debenture  Trustee,  subject to the provisions of Sections
6.01 and 6.02, may receive, and shall be fully protected in relying upon, in addition to the document required by Section 13.06, an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant hereto complies with the requirements of this Article IX.


                                    ARTICLE X

                CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE

                  SECTION 10.01. Corporation May Consolidate, etc., on Certain Terms.

                  Nothing contained in this Indenture or in any of the Junior Subordinated Debentures shall prevent any consolidation or merger of the Corporation with or into any other Person (whether or not affiliated with the Corporation, as the case may be), or successive consolidations or mergers in which the Corporation or its successor or successors, as the case may be, shall be a party or parties, or shall prevent any sale, conveyance, transfer or lease of the property of the Corporation, or its successor or successors as the case may be, as an entirety, or substantially as an entirety, to any other Person (whether or not affiliated with the Corporation, or its successor or successors, as the case may be) authorized to acquire and operate the same; provided, that
(a) the Corporation is the surviving Person, or the Person formed by or surviving any such consolidation or merger (if other than the Corporation) or to which such sale, conveyance, transfer or lease of property is made is a Person organized and existing under the laws of the United States or any State thereof or the District of Columbia, and (b) upon any such consolidation, merger, sale, conveyance, transfer or lease, the due and punctual payment of the principal of (and premium, if any) and interest on the Junior Subordinated Debentures according to their tenor and the due and punctual performance and observance of all the covenants and conditions of this Indenture to be kept or performed by the Corporation shall be expressly assumed, by supplemental indenture (which shall conform to the provisions of the Trust Indenture Act as then in effect) satisfactory in form to the Debenture Trustee executed and delivered to the Debenture Trustee by the Person formed by such consolidation, or into which the Corporation shall have been merged, or by the Person which shall have acquired such property, as the case may be, and (c) after giving effect to such consolidation, merger, sale, conveyance, transfer or lease, no Default or Debenture Event of Default shall have occurred and be continuing.

                  SECTION 10.02. Successor Corporation to be Substituted for Corporation.

                  In case of any such consolidation, merger, conveyance or transfer and upon the assumption by the successor corporation, by supplemental indenture, executed and delivered to the Debenture Trustee and satisfactory in form to the Debenture Trustee, of the obligation of due and punctual payment of the principal of (and premium, if any, on) and interest on all of the Junior Subordinated Debentures and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed or observed by the Corporation, such successor Person shall succeed to and be substituted for the Corporation, with the same effect as if it had been named herein as the party of the first part, and the Corporation thereupon shall be relieved of any further liability or obligation hereunder or upon the Junior Subordinated Debentures. Such successor Person thereupon may cause to be signed, and may issue either in its own name or in the name of MainStreet BankGroup Incorporated, any or all of the Junior Subordinated Debentures issuable hereunder which theretofore shall not have been signed by the Corporation and delivered to the Debenture Trustee or the Authenticating Agent; and, upon the order of such successor Person instead of the Corporation and subject to all the terms, conditions and limitations in this Indenture prescribed, the Debenture Trustee or the Authenticating Agent shall authenticate and deliver any Junior Subordinated Debentures which previously shall have been signed and delivered by the officers of the Corporation to the Debenture Trustee or the Authenticating Agent for authentication, and any Junior Subordinated Debentures which such successor Person thereafter shall cause to be signed and delivered to the Debenture Trustee or the Authenticating Agent for that purpose. All the Junior Subordinated Debentures so issued shall in all respects have the same legal rank and benefit under this Indenture as the Junior Subordinated Debentures theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Indentures had been issued at the date of the execution hereof.

                  SECTION 10.03.    Opinion of Counsel to be Given Debenture
                                    Trustee.

                  The Debenture  Trustee,  subject to the provisions of Sections
6.01 and 6.02, may receive an Opinion of Counsel as conclusive evidence that any consolidation, merger, sale, conveyance, transfer or lease, and any assumption, permitted or required by the terms of this Article X complies with the provisions of this Article X.


                                   ARTICLE XI

                     SATISFACTION AND DISCHARGE OF INDENTURE

                  SECTION 11.01.    Discharge of Indenture.

                  When (a) the Corporation shall deliver to the Debenture Trustee for cancellation all Junior Subordinated Debentures theretofore authenticated (other than any Junior Subordinated Debentures which shall have been destroyed, lost or stolen and which shall have been replaced as provided in
Section 2.08) and not theretofore cancelled, or (b) all the Junior Subordinated Debentures not theretofore cancelled or delivered to the Debenture Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for prepayment within one year under arrangements satisfactory to the Debenture Trustee for the giving of notice of prepayment, and the Corporation shall deposit with the Debenture Trustee, in trust, funds sufficient to pay on the Stated Maturity Date or upon prepayment all of the Junior Subordinated Debentures (other than any Junior Subordinated Debentures which shall have been destroyed, lost or stolen and which shall have been replaced as provided in Section 2.08) not theretofore cancelled or delivered to the Debenture Trustee for cancellation, including principal (and premium, if any) and interest (including Compounded Interest and Additional Sums, if any) and Liquidated Damages, if any, due or to become due to the Stated Maturity Date or prepayment date, as the case may be, but excluding, however, the amount of any moneys for the payment of principal of (or premium, if any) or interest (including Compounded Interest and Additional Sums, if any) or Liquidated Damages, if any, on the Junior Subordinated Debentures (1) theretofore repaid to the Corporation in accordance with the provisions of
Section 11.04, or (2) paid to any State or to the District of Columbia pursuant to its unclaimed property or similar laws, and if in either case the Corporation shall also pay or cause to be paid all other sums payable hereunder by the Corporation, then this Indenture shall cease to be of further effect except for the provisions of Sections 2.02, 2.07, 2.08, 3.01, 3.02, 3.04, 6.06, 6.10 and
11.04 hereof, which shall survive until such Junior Subordinated Debentures shall mature and be paid. Thereafter, Sections 6.06, 6.10 and 11.04 shall survive, and the Debenture Trustee, on demand of the Corporation accompanied by any Officers' Certificate and an Opinion of Counsel and at the cost and expense of the Corporation, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture; the Corporation, however, hereby agrees to reimburse the Debenture Trustee for any costs or expenses thereafter reasonably and properly incurred by the Debenture Trustee in connection with this Indenture or the Junior Subordinated Debentures.

                  SECTION 11.02. Deposited Moneys and U.S. Government Obligations to be Held in Trust by Debenture Trustee.

                  Subject to the provisions of Section 11.04, all moneys and U.S. Government Obligations deposited with the Debenture Trustee pursuant to Sections 11.01 or 11.05 shall be held in trust and applied by it to the payment, either directly or through any paying agent (including the Corporation if acting as its own paying agent), to the holders of the particular Junior Subordinated Debentures for the payment of which such moneys or U.S. Government Obligations have been deposited with the Debenture Trustee, of all sums due and to become due thereon for principal, premium, if any, and interest.

                  The Corporation shall pay and indemnify the Debenture Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 11.05 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the holders of outstanding Junior Subordinated Debentures.

                  SECTION 11.03.    Paying Agent to Repay Moneys Held.

                  Upon the satisfaction and discharge of this Indenture all moneys then held by any paying agent of the Junior Subordinated Debentures
(other than the Debenture Trustee) shall, upon written demand of the Corporation, be repaid to it or paid to the Debenture Trustee, and thereupon such paying agent shall be released from all further liability with respect to such moneys.

                  SECTION 11.04.    Return of Unclaimed Moneys.

                  Any moneys deposited with or paid to the Debenture Trustee or any paying agent for payment of the principal of (or premium, if any) or interest on Junior Subordinated Debentures and not applied but remaining unclaimed by the holders of Junior Subordinated Debentures for two years after the date upon which the principal of (or premium, if any) or interest (including Compounded Interest and Additional Sums, if any) or Liquidated Damages, if any, on such Junior Subordinated Debentures, as the case may be, shall have become due and payable, shall be repaid to the Corporation by the Debenture Trustee or such paying agent on written demand; and the holder of any of the Junior
Subordinated Debentures shall thereafter look only to the Corporation for any payment which such holder may be entitled to collect and all liability of the Debenture Trustee or such paying agent with respect to such moneys shall thereupon cease.

                  SECTION 11.05. Defeasance Upon Deposit of Moneys or U.S. Government Obligations.

                  The Corporation shall be deemed to have been Discharged (as defined below) from its obligations with respect to the Junior Subordinated Debentures on the 91st day after the applicable conditions set forth below have been satisfied:

                  (1) the Corporation shall have deposited or caused to be deposited irrevocably with the Debenture Trustee or the Defeasance Agent (as defined below) as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the holders of the Junior Subordinated Debentures (i) money in an amount, or (ii) U.S. Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (iii) a combination of (i) and (ii), sufficient, in the opinion (with respect to (ii) and (iii)) of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Debenture Trustee and the Defeasance Agent, if any, to pay and discharge each installment of principal of and interest and premium, if any, on the outstanding Junior Subordinated Debentures on the dates such installments of principal, interest or premium are due;

                  (2) if the Junior Subordinated Debentures are then listed on any national securities exchange, the Corporation shall have delivered to the Debenture Trustee and the Defeasance Agent, if any, an Opinion of Counsel to the effect that the exercise of the option under this
                           Section 11.05 would not cause such Junior Subordinated Debentures to be delisted from such exchange;

                  (3) no Default or Debenture Event of Default with respect to the Junior Subordinated Debentures shall have occurred and be continuing on the date of such deposit; and

                  (4) the Corporation shall have delivered to the Debenture Trustee and the Defeasance Agent, if any, an Opinion of Counsel to the effect that holders of the Junior Subordinated Debentures will not recognize income, gain or loss for United States federal income tax purposes as a result of the exercise of the option under this Section 11.05 and will be subject to United States federal income tax on the same amount and in the same manner and at the same times as would have been the case if such option had not been exercised.

                  "Discharged" means that the Corporation shall be deemed to have paid and discharged the entire indebtedness represented by, and obligations under, the Junior Subordinated Debentures and to have satisfied all the obligations under this Indenture relating to the Junior Subordinated Debentures (and the Debenture Trustee, at the expense of the Corporation, shall execute proper instruments acknowledging the same), except (A) the rights of holders of Junior Subordinated Debentures to receive, from the trust fund described in clause (1) above, payment of the principal of and the interest and premium, if any, on the Junior Subordinated Debentures when such payments are due; (B) the Corporation's obligations with respect to the Junior Subordinated Debentures under Sections 2.07, 2.08, 5.02 and 11.04; and (C) the rights, powers, trusts, duties and immunities of the Debenture Trustee hereunder.

                  "Defeasance Agent" means another financial institution which is eligible to act as Debenture Trustee hereunder and which assumes all of the obligations of the Debenture Trustee necessary to enable the Debenture Trustee to act hereunder. In the event such a Defeasance Agent is appointed pursuant to this Section, the following conditions shall apply:

                  (1) The Debenture Trustee shall have approval rights over the document appointing such Defeasance Agent and the document setting forth such Defeasance Agent's rights and responsibilities;

                  (2)      The Defeasance  Agent shall provide  verification  to
                           the Debenture Trustee acknowledging receipt of sufficient money and/or U. S. Government Obligations to meet the applicable conditions set forth in this
                           Section 11.05.


                                   ARTICLE XII

                    IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
                             OFFICERS AND DIRECTORS

                  SECTION 12.01. Indenture and Junior Subordinated Debentures Solely Corporate Obligations.

                  No recourse for the payment of the principal of or premium, if any, or interest on any Junior Subordinated Debenture, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Corporation in this Indenture, or in any Junior Subordinated Debenture, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Corporation or of any successor Person to the Corporation, either directly or through the Corporation or any successor Person to the Corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Junior Subordinated Debentures.


                                  ARTICLE XIII

                            MISCELLANEOUS PROVISIONS


                  SECTION 13.01.    Successors.

                  All the covenants, stipulations, promises and agreements in this Indenture contained by the Corporation shall bind its successors and assigns whether so expressed or not.

                  SECTION 13.02.    Official Acts by Successor Corporation.

                  Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Corporation shall and may be done and performed with like force and effect by the like board, committee or officer of any corporation that shall at the time be the lawful sole successor of the Corporation.

                  SECTION 13.03.    Surrender of Corporation Powers.

                  The Corporation by instrument in writing executed by authority of 2/3 (two-thirds) of its Board of Directors and delivered to the Debenture Trustee may surrender any of the powers reserved to the Corporation, and thereupon such power so surrendered shall terminate both as to the Corporation, as the case may be, and as to any successor Person.

                  SECTION 13.04.    Addresses for Notices, etc.

                  Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Debenture Trustee or by the holders of Junior Subordinated Debentures on the Corporation may be given or served by being deposited postage prepaid by first class mail, registered or certified mail, overnight courier service or confirmed telecopy addressed (until another address is filed by the Corporation with the Debenture Trustee for the purpose) to the Corporation at Church & Ellsworth Streets, Martinsville,
Virginia 24115, Attention: [Vice President, Secretary and Chief Financial Officer]. Any notice, direction, request or demand by any Debentureholder to or upon the Debenture Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made in writing at the office of the Debenture Trustee, 101 Barclay Street, 21W, New York, New York 10286, Attention:
Corporate Trust Trustee Administration (unless another address is provided by the Debenture Trustee to the Corporation for such purpose). Any notice or communication to a Debentureholder shall be mailed by first class mail to his or her address shown on the register kept by the Debenture registrar for the Junior Subordinated Debentures.

                  SECTION 13.05.    Governing Law.

                  This Indenture and each Junior Subordinated Debenture shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be governed by and construed in accordance with the laws of said State, without regard to conflicts of laws principles thereof.

                  SECTION 13.06.    Evidence of Compliance with Conditions
                                    Precedent.

                  Upon any application or demand by the Corporation to the Debenture Trustee to take any action under any of the provisions of this Indenture, the Corporation shall furnish to the Debenture Trustee an Officers' Certificate stating that in the opinion of the signers all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

                  Each certificate or opinion provided for in this Indenture and delivered to the Debenture Trustee with respect to compliance with a condition or covenant provided for in this Indenture (except certificates delivered pursuant to Section 3.05) shall include (1) a statement that the Person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (3) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

                  SECTION 13.07.    Business Days.

                  In any case where the date of payment of principal of (or premium, if any) or interest on the Junior Subordinated Debentures will not be a Business Day, the payment of such principal of (or premium, if any) or interest on the Junior Subordinated Debentures need not be made on such date but may be made on the next succeeding Business Day, with the same force and effect as if made on the date of payment and no interest shall accrue for the period from and after such date, except that if such next succeeding Business Day falls in the next succeeding calendar year, then such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

                  SECTION 13.08.    Trust Indenture Act to Control.

                  If and to the extent that any provision of this Indenture limits, qualifies or conflicts with the duties imposed by Sections 310 to 318, inclusive, of the Trust Indenture Act, such imposed duties shall control.

                  SECTION 13.09.    Table of Contents, Headings, etc.

                  The table of contents and the titles and headings of the articles and sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

                  SECTION 13.10.    Execution in Counterparts.

                  This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

                  SECTION 13.11.    Separability.

                  In case any one or more of the provisions contained in this Indenture or in the Junior Subordinated Debentures shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Indenture or of the Junior Subordinated Debentures, but this Indenture and the Junior Subordinated Debentures shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

                  SECTION 13.12.    Assignment.

                  The Corporation will have the right at all times to assign any of its respective rights or obligations under this Indenture to a direct or indirect wholly owned Subsidiary of the Corporation, provided that, in the event of any such assignment, the Corporation will remain liable for all such obligations. Subject to the foregoing, the Indenture is binding upon and inures to the benefit of the parties thereto and their respective successors and assigns. This Indenture may not otherwise be assigned by the parties thereto.

                  SECTION 13.13.    Acknowledgement of Rights.

                  The Corporation acknowledges that, with respect to any Junior Subordinated Debentures held by MainStreet Capital Trust I or a trustee of such trust, if the Property Trustee of such Trust fails to enforce its rights under this Indenture as the holder of the Junior Subordinated Debentures held as the assets of MainStreet Capital Trust I, any holder of Capital Securities may institute legal proceedings directly against the Corporation to enforce such Property Trustee's rights under this Indenture without first instituting any legal proceedings against such Property Trustee or any other person or entity. Notwithstanding the foregoing, if a Debenture Event of Default has occurred and is continuing and such event is attributable to the failure of the Corporation to pay principal of (or premium, if any) or interest on the Junior Subordinated Debentures when due, the Corporation acknowledges that a holder of Capital
Securities may directly institute a proceeding for enforcement of payment to such holder of the principal of (or premium, if any) or interest on the Junior Subordinated Debentures having a principal amount equal to the aggregate liquidation amount of the Capital Securities of such holder on or after the respective due date specified in the Junior Subordinated Debentures.


                                  ARTICLE XIV

        PREPAYMENT OF JUNIOR SUBORDINATED DEBENTURES  --  MANDATORY AND
                             OPTIONAL SINKING FUND

                  SECTION 14.01.    Special Event Prepayment.

                  If, prior to the Initial Optional Prepayment Date, a Special Event has occurred and is continuing, then notwithstanding Section 14.02(a) but subject to Section 14.02(c), the Corporation shall have the right, at any time within 90 days following the occurrence of such Special Event, upon (i) not less than 45 days written notice to the Debenture Trustee and (ii) not less than 30 days nor more than 60 days written notice to the Debentureholders, to prepay the Junior Subordinated Debentures, in whole (but not in part), at the Special Event Prepayment Price. Following a Special Event, the Corporation shall take such action as is necessary to promptly determine the Special Event Prepayment Price, including without limitation the appointment by the Corporation of a Quotation Agent. The Special Event Prepayment Price shall be paid prior to 12:00 noon, New York, New York time, on the date of such prepayment or such earlier time as the Corporation determines, provided that the Corporation shall deposit with the Debenture Trustee an amount sufficient to pay the Special Event Prepayment Price by 10:00 a.m., New York time, on the date such Special Event Prepayment Price is to be paid.

                  SECTION 14.02.    Optional Prepayment by Corporation.

                  (a) Subject to the provisions of this Article XIV, the Corporation shall have the right to prepay the Junior Subordinated Debentures, in whole or in part, at any time on or after the Initial Optional Prepayment Date, upon not less than 30 days and not more than 60 days' notice, at the prepayment prices set forth below plus, in each case, accrued and unpaid interest thereon (including Compounded Interest and Additional Sums, if any) and Liquidated Damages, if any, to the applicable date of prepayment (the "Optional Prepayment Price") if prepaid during the 12-month period beginning December 1 of the years indicated below.

                                                                  Percentage
                  Year                                           of Principal
                  ----                                           ------------

                  2007                                               104.450%
                  2008                                               104.005%
                  2009                                               103.560%
                  2010                                               103.115%
                  2011                                               102.670%
                  2012                                               102.225%
                  2013                                               101.780%
                  2014                                               101.335%
                  2015                                               100.890%
                  2016                                               100.445%
                  2017 and thereafter                                100.000%

                  If the Junior Subordinated Debentures are only partially prepaid pursuant to this Section 14.02, the Junior Subordinated Debentures to be prepaid shall be selected on a pro rata basis not more than 60 days prior to the date fixed for prepayment from the outstanding Junior Subordinated Debentures not previously called for prepayment, provided, however, that with respect to Debentureholders that would be required to hold Junior Subordinated Debentures with an aggregate principal amount of less than $100,000 but more than an aggregate principal amount of zero as a result of such pro rata prepayment, the Corporation shall prepay Junior Subordinated Debentures of each such Debentureholder so that after such prepayment such Debentureholder shall hold Junior Subordinated Debentures either with an aggregate principal amount of at least $100,000 or such Debentureholder no longer holds any Junior Subordinated Debentures, and shall use such method (including, without limitation, by lot) as the Corporation shall deem fair and appropriate, provided, further, that any such proration may be made on the basis of the aggregate principal amount of Junior Subordinated Debentures held by each Debentureholder and may be made by making such adjustments as the Corporation deems fair and appropriate in order that only Junior Subordinated Debentures in denominations of $1,000 or integral multiples thereof shall be prepaid. The Optional Prepayment Price shall be paid prior to 12:00 noon, New York time, on the date of such prepayment or at such earlier time as the Corporation determines, provided that the Corporation shall deposit with the Debenture Trustee an amount sufficient to pay the Optional Prepayment Price by 10:00 a.m., New York time, on the date such Optional Prepayment Price is to be paid.

                  (b) Notwithstanding the first sentence of Section 14.02(a), upon the entry of an order for dissolution of the Trust by a court of competent jurisdiction, the Junior Subordinated Debentures thereafter will be subject to optional prepayment, in whole only, but not in part, on or after December 1, 2007, at the optional prepayment prices set forth in Section 14.02 and otherwise in accordance with this Article XIV.

                  (c) Any prepayment of Junior Subordinated Debentures pursuant to Section 14.01 or Section 14.02 shall be subject to the Corporation obtaining any required regulatory approvals.

                  SECTION 14.03.    No Sinking Fund.

                  The Junior Subordinated Debentures are not entitled to the benefit of any sinking fund.

                  SECTION 14.04. Notice of Prepayment; Selection of Junior Subordinated Debentures.

                  In case the Corporation shall desire to exercise the right to prepay all, or, as the case may be, any part of the Junior Subordinated Debentures in accordance with their terms, it shall fix a date for prepayment and shall mail a notice of such prepayment at least 30 and not more than 60 days prior to the date fixed for prepayment to the holders of Junior Subordinated Debentures to be so prepaid as a whole or in part at their last addresses as the same appear on the Debenture Register. Such mailing shall be by first class mail. The notice if mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the holder of any Junior Subordinated Debenture designated for prepayment as a whole or in part shall not affect the validity of the proceedings for the prepayment of any other Junior Subordinated Debenture.

                  Each such notice of prepayment shall specify the CUSIP number of the Junior Subordinated Debentures to be prepaid, the date fixed for prepayment, the prepayment price at which the Junior Subordinated Debentures are to be prepaid (or the method by which such prepayment price is to be calculated), the place or places of payment that payment will be made upon presentation and surrender of the Junior Subordinated Debentures, that interest accrued to the date fixed for prepayment will be paid as specified in said notice, and that on and after said date interest thereon or on the portions thereof to be prepaid will cease to accrue. If less than all the Junior Subordinated Debentures are to be prepaid, the notice of prepayment shall specify the numbers of the Junior Subordinated Debentures to be prepaid. In case any Junior Subordinated Debenture is to be prepaid in part only, the notice of prepayment shall state the portion of the principal amount thereof to be prepaid and shall state that on and after the date fixed for prepayment, upon surrender of such Junior Subordinated Debenture, a new Junior Subordinated Debenture or Junior Subordinated Debentures in principal amount equal to the portion thereof that has not been prepaid will be issued.

                  By 10:00 a.m. New York time on the prepayment date specified in the notice of prepayment given as provided in this Section, the Corporation will deposit with the Debenture Trustee or with one or more paying agents an amount of money sufficient to prepay on the prepayment date all the Junior Subordinated Debentures so called for prepayment at the appropriate Prepayment Price, together with accrued interest to the date fixed for prepayment.

                  The Corporation will give the Debenture Trustee notice not less than 45 days prior to the prepayment date as to the aggregate principal amount of Junior Subordinated Debentures to be prepaid and the Debenture Trustee shall select, in such manner as in its sole discretion it shall deem appropriate and fair, the Junior Subordinated Debentures or portions thereof (in integral multiples of $1,000, except as otherwise set forth in the applicable form of Junior Subordinated Debenture) to be prepaid.

                  SECTION 14.05. Payment of Junior Subordinated Debentures Called for Prepayment.

                  If notice of prepayment has been given as provided in Section 14.04, the Junior Subordinated Debentures or portions of Junior Subordinated Debentures with respect to which such notice has been given shall become due and payable on the date and at the place or places stated in such notice at the applicable Prepayment Price, together with interest accrued to the date fixed for prepayment (subject to the rights of holders of Junior Subordinated Debentures at the close of business on a regular record date in respect of an Interest Payment Date occurring on or prior to the prepayment date), and on and after said date (unless the Corporation shall default in the payment of such Junior Subordinated Debentures at the Prepayment Price, together with interest accrued to said date) interest (including Compounded Interest and Additional Sums, if any) and Liquidated Damages, if any, on the Junior Subordinated Debentures or portions of Junior Subordinated Debentures so called for prepayment shall cease to accrue. On presentation and surrender of such Junior Subordinated Debentures at a place of payment specified in said notice, the said Junior Subordinated Debentures or the specified portions thereof shall be paid and prepaid by the Corporation at the applicable Prepayment Price, together with interest (including Compounded Interest and Additional Sums, if any) and Liquidated Damages, if any, accrued thereon to the date fixed for prepayment (subject to the rights of holders of Junior Subordinated Debentures on the close of business on a regular record date in respect of an Interest Payment Date occurring on or prior to the prepayment date).

                  Upon presentation of any Junior Subordinated Debenture prepaid in part only, the Corporation shall execute and the Debenture Trustee shall authenticate and make available for delivery to the holder thereof, at the expense of the Corporation, a new Junior Subordinated Debenture or Junior Subordinated Debentures of authorized denominations, in principal amount equal to the portion of the Junior Subordinated Debenture so presented that has not been prepaid.


                                   ARTICLE XV

                 SUBORDINATION OF JUNIOR SUBORDINATED DEBENTURES

                  SECTION 15.01.    Agreement to Subordinate.

                  The Corporation covenants and agrees, and each holder of Junior Subordinated Debentures issued hereunder likewise covenants and agrees, that the Junior Subordinated Debentures shall be issued subject to the provisions of this Article XV; and each holder of a Junior Subordinated Debenture, whether upon original issue or upon transfer or assignment thereof, accepts and agrees to be bound by such provisions.

                  The payment by the Corporation of the principal of, premium, if any, and interest (including Compounded Interest and Additional Sums, if any) and Liquidated Damages, if any, on all Junior Subordinated Debentures issued hereunder shall, to the extent and in the manner hereinafter set forth, be subordinated and junior in right of payment to all Senior Indebtedness, whether outstanding at the date of this Indenture or thereafter incurred.

                  No provision of this Article XV shall prevent the occurrence of any Default or Debenture Event of Default hereunder.

                  SECTION 15.02.    Default on Senior Indebtedness.

                  In the event and during the continuation of any default by the Corporation in the payment of principal, premium, interest or any other payment due on any Senior Indebtedness, or in the event that the maturity of any Senior Indebtedness has been accelerated because of a default, then, in either case, no payment shall be made by the Corporation with respect to the principal (including prepayment payments) of (or premium, if any) or interest on the Junior Subordinated Debentures (including Compounded Interest and Additional Sums (if any) and Liquidated Damages, if any, or any other amounts which may be due on the Junior Subordinated Debentures pursuant to the terms hereof or otherwise).

                  In the event of the acceleration of the maturity of the Junior Subordinated Debentures, then no payment shall be made by the Corporation with respect to the principal (including prepayment payments) of (or premium, if any) or interest on the Junior Subordinated Debentures (including Compounded Interest and Additional Sums (if any) and Liquidated Damages, if any, or any other amounts which may be due on the Junior Subordinated Debentures pursuant to the terms hereof or otherwise) until the holders of all Senior Indebtedness outstanding at the time of such acceleration shall receive payment in full of such Senior Indebtedness (including any amounts due upon acceleration).

                  In the event that, notwithstanding the foregoing, any payment shall be received by the Debenture Trustee when such payment is prohibited by the preceding paragraphs of this Section 15.02, such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Indebtedness or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Senior Indebtedness may have been issued, as their respective interests may appear, but only to the extent that the holders of the Senior Indebtedness (or their representative or representatives or a trustee) notify the Debenture Trustee in writing within 90 days of such payment of the amounts then due and owing on such Senior Indebtedness, and only the amounts specified in such notice to the Debenture Trustee shall be paid to the holders of such Senior Indebtedness.

                  SECTION 15.03.    Liquidation; Dissolution; Bankruptcy.

                  Upon any payment by the Corporation or distribution of assets of the Corporation of any kind or character, whether in cash, property or securities, to creditors upon any dissolution, winding-up, liquidation or reorganization of the Corporation, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all Senior Indebtedness of the Corporation shall first be paid in full, or payment thereof provided for in money in accordance with its terms, before any payment is made by the Corporation on account of the principal of (or premium, if any) or interest on the Junior Subordinated Debentures (including Compounded Interest and Additional Sums (if any) and Liquidated Damages, if any, or any other amounts which may be due on the Junior Subordinated Debentures pursuant to the terms hereof or otherwise); and upon any such dissolution or winding-up or liquidation or reorganization, any payment by the Corporation, or distribution of assets of the Corporation of any kind or character, whether in cash, property or securities, which the Debentureholders or the Debenture Trustee would be entitled to receive from the Corporation, except for the provisions of this
Article XV, shall be paid by the Corporation or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the Debentureholders or by the Debenture Trustee under the Indenture if received by them or it, directly to the holders of Senior Indebtedness of the Corporation (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness held by such holders, as calculated by the Corporation) or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay all such Senior Indebtedness in full, in money or money's worth, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness, before any payment or distribution is made to the Debentureholders or to the Debenture Trustee.

                  In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Corporation of any kind or character prohibited by the foregoing, whether in cash, property or securities, shall be received by the Debenture Trustee before all Senior Indebtedness is paid in full, or provision is made for such payment in money in accordance with its terms, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of such Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Indebtedness may have been issued, as their respective interests may appear, as calculated by the Corporation, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all such Senior Indebtedness in full in money in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the benefit of the holders of such Senior Indebtedness.

                  For purposes of this Article XV, the words "cash, property or securities" shall not be deemed to include shares of stock of the Corporation as reorganized or readjusted, or securities of the Corporation or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Article XV with respect to the Junior Subordinated Debentures to the payment of Senior Indebtedness that may at the time be outstanding, provided that (i) such Senior Indebtedness is assumed by the new corporation, if any, resulting from any such reorganization or readjustment, and (ii) the rights of the holders of such Senior Indebtedness are not, without the consent of such holders, altered by such reorganization or readjustment. The consolidation of the Corporation with, or the merger of the Corporation into, another Person or the liquidation or dissolution of the Corporation following the sale, conveyance, transfer or lease of its property as an entirety, or substantially as an entirety, to another Person upon the terms and conditions provided for in Article X of this Indenture shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section 15.03 if such other Person shall, as a part of such consolidation, merger, sale, conveyance, transfer or lease, comply with the conditions stated in Article X of this Indenture. Nothing in Section 15.02 or in this Section 15.03 shall apply to claims of, or payments to, the Debenture Trustee under or pursuant to Section 6.06 of this Indenture.

                  SECTION 15.04.    Subrogation.

                  Subject to the payment in full of all Senior Indebtedness, the rights of the Debentureholders shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments or distributions of cash, property or securities of the Corporation, as the case may be, applicable to such Senior Indebtedness until the principal of (and premium, if any) and interest on the Junior Subordinated Debentures shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of such Senior Indebtedness of any cash, property or securities to which the Debentureholders or the Debenture Trustee would be entitled except for the provisions of this Article XV, and no payment over pursuant to the provisions of this Article XV to or for the benefit of the holders of such Senior Indebtedness by Debentureholders or the Debenture Trustee, shall, as between the Corporation, its creditors other than holders of Senior Indebtedness of the Corporation, and the holders of the Junior Subordinated Debentures, be deemed to be a payment by the Corporation to or on account of such Senior Indebtedness. It is understood that the provisions of this Article XV are and are intended solely for the purposes of defining the relative rights of the holders of the Junior
Subordinated Debentures, on the one hand, and the holders of such Senior Indebtedness on the other hand.

                  Nothing contained in this Article XV or elsewhere in this Indenture or in the Junior Subordinated Debentures is intended to or shall impair, as between the Corporation, its creditors other than the holders of Senior Indebtedness of the Corporation, and the holders of the Junior Subordinated Debentures, the obligation of the Corporation, which is absolute and unconditional, to pay to the holders of the Junior Subordinated Debentures the principal of (and premium, if any) and interest (including Compounded Interest and Additional Sums, if any) and Liquidated Damages, if any, on the Junior Subordinated Debentures as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the holders of the Junior Subordinated Debentures and creditors of the Corporation, as the case may be, other than the holders of Senior Indebtedness of the Corporation, as the case may be, nor shall anything herein or therein prevent the Debenture Trustee or the holder of any Junior Subordinated Debenture from exercising all remedies otherwise permitted by applicable law upon default under the Indenture, subject to the rights, if any, under this Article XV of the holders of such Senior Indebtedness in respect of cash, property or securities of the Corporation, as the case may be, received upon the exercise of any such remedy.

                  Upon any payment or distribution of assets of the Corporation referred to in this Article XV, the Debenture Trustee, subject to the provisions of Article VI of this Indenture, and the Debentureholders shall be entitled to conclusively rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding-up, liquidation or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidation trustee, agent or other Person making such payment or distribution, delivered to the Debenture Trustee or to the
Debentureholders, for the purposes of ascertaining the Persons entitled to participate in such distribution, the holders of Senior Indebtedness and other indebtedness of the Corporation, as the case may be, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article XV.

                  SECTION 15.05.    Debenture Trustee to Effectuate
                                    Subordination.

                  Each Debentureholder by such Debentureholder's acceptance thereof authorizes and directs the Debenture Trustee on such Debentureholder's behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article XV and appoints the Debenture Trustee such Debentureholder's attorney-in-fact for any and all such purposes.

                  SECTION 15.06.    Notice by the Corporation.

                  The Corporation shall give prompt written notice to a Responsible Officer of the Debenture Trustee of any fact known to the Corporation that would prohibit the making of any payment of monies to or by the Debenture Trustee in respect of the Junior Subordinated Debentures pursuant to the provisions of this Article XV. Notwithstanding the provisions of this
Article XV or any other provision of this Indenture, the Debenture Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment of monies to or by the Debenture Trustee in respect of the Junior Subordinated Debentures pursuant to the provisions of this Article XV, unless and until a Responsible Officer of the Debenture Trustee shall have received written notice thereof from the Corporation or a holder or holders of Senior Indebtedness or from any trustee therefor; and before the receipt of any such written notice, the Debenture Trustee, subject to the provisions of Article VI of this Indenture, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Debenture Trustee shall not have received the notice provided for in this Section 15.06 at least two Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of (or premium, if any) or interest (including Compounded Interest and Additional Sums, if any) and Liquidated Damages, if any, on any Junior Subordinated Debenture), then, anything herein contained to the contrary notwithstanding, the Debenture Trustee shall have full power and authority to receive such money and to apply the same to the purposes for which they were received, and shall not be affected by any notice to the contrary that may be received by it within two Business Days prior to such date.

                  The Debenture Trustee, subject to the provisions of Article VI of this Indenture, shall be entitled to conclusively rely on a written notice delivered to it by a Person representing himself to be a holder of Senior Indebtedness of the Corporation (or a trustee on behalf of such holder), as the case may be, to establish that such notice has been given by a holder of such Senior Indebtedness or a trustee on behalf of any such holder or holders. In the event that the Debenture Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of such Senior Indebtedness to participate in any payment or distribution pursuant to this
Article XV, the Debenture Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Debenture Trustee as to the amount of such Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article XV, and, if such evidence is not furnished, the Debenture Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

                  Upon any payment or distribution of assets of the Corporation referred to in this Article XV, the Debenture Trustee and the Debentureholders shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding-up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, liquidating trustee, custodian, receiver, assignee for the benefit of creditors, agent or other person making such payment or distribution, delivered to the Debenture Trustee or to the Debentureholders, for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness and other indebtedness of the Corporation, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article XV.

                  SECTION 15.07. Rights of the Debenture Trustee; Holders of Senior Indebtedness.

                  The Debenture Trustee in its individual capacity shall be entitled to all the rights set forth in this Article XV in respect of any Senior Indebtedness at any time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Debenture Trustee of any of its rights as such holder.

                  With respect to the holders of Senior Indebtedness of the Corporation, the Debenture Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article XV, and no implied covenants or obligations with respect to the holders of such Senior Indebtedness shall be read into this Indenture against the Debenture Trustee. The Debenture Trustee shall not be deemed to owe any fiduciary duty to the holders of such Senior Indebtedness and, subject to the provisions of
Article VI of this Indenture, the Debenture Trustee shall not be liable to any holder of such Senior Indebtedness if it shall pay over or deliver to Debentureholders, the Corporation or any other Person money or assets to which any holder of such Senior Indebtedness shall be entitled by virtue of this
Article XV or otherwise.

                  Nothing in this Article XV shall apply to claims of, or payments to, the Debenture Trustee under or pursuant to Section 6.06.

 .                 SECTION 15.08.    Subordination May Not Be Impaired

                  No  right  of any  present  or  future  holder  of any  Senior
Indebtedness of the Corporation to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Corporation, as the case may be, or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Corporation, as the case may be, with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof that any such holder may have or otherwise be charged with.

                  Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness of the Corporation may, at any time and from time to time, without the consent of or notice to the Debenture Trustee or the Debentureholders, without incurring responsibility to the Debentureholders and without impairing or releasing the subordination provided in this Article XV or the obligations hereunder of the holders of the Junior Subordinated Debentures to the holders of such Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, such Senior Indebtedness, or otherwise amend or supplement in any manner such Senior Indebtedness or any instrument evidencing the same or any agreement under which such Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing such Senior Indebtedness;
(iii) release any Person liable in any manner for the collection of such Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Corporation, as the case may be, and any other Person.


                                   ARTICLE XVI

                      EXTENSION OF INTEREST PAYMENT PERIOD

                  SECTION 16.01.    Extension of Interest Payment Period.

                  So long as no Debenture Event of Default has occurred and is continuing, the Corporation shall have the right, at any time and from time to time during the term of the Junior Subordinated Debentures, to defer payments of interest by extending the interest payment period of such Junior Subordinated Debentures for a period not exceeding 10 consecutive semi-annual periods, including the first such semi-annual period during such extension period (the "Extension Period"), during which Extension Period no interest shall be due and payable; provided that no Extension Period shall end on a date other than an Interest Payment Date or extend beyond the Stated Maturity Date. To the extent permitted by applicable law, interest, the payment of which has been deferred because of the extension of the interest payment period pursuant to this Section 16.01, will bear interest thereon at the Coupon Rate compounded semi-annually for each semi-annual period of the Extension Period ("Compounded Interest"). At the end of the Extension Period, the Corporation shall pay all interest accrued and unpaid on the Junior Subordinated Debentures, including any Additional Sums and Compounded Interest (together, "Deferred Interest") that shall be payable to the holders of the Junior Subordinated Debentures in whose names the Junior Subordinated Debentures are registered in the Debenture Register on the first record date preceding the end of the Extension Period. Before the termination of any Extension Period, the Corporation may further defer payments of interest by further extending such period, provided that such period, together with all such previous and further extensions within such Extension Period, shall not exceed 10 consecutive semi-annual periods, including the first such semi-annual period during such Extension Period, end on a date other than an Interest Payment Date or extend beyond the Stated Maturity Date. Upon the termination of any Extension Period and the payment of all Deferred Interest then due, the Corporation may commence a new Extension Period, subject to the foregoing requirements. No interest shall be due and payable during an Extension Period, except at the end thereof, but the Corporation may prepay at any time all or any portion of the interest accrued during an Extension Period.

                  SECTION 16.02.    Notice of Extension.

                  (a) If the Property Trustee is the only registered holder of the Junior Subordinated Debentures at the time the Corporation selects an Extension Period, the Corporation shall give written notice to the Administrative Trustees, the Property Trustee and the Debenture Trustee of its selection of such Extension Period five Business Days before the earlier of (i) the next succeeding date on which Distributions on the Trust Securities issued by the Trust are payable, or (ii) the date the Trust is required to give notice of the record date, or the date such Distributions are payable, to any national securities exchange or to holders of the Capital Securities issued by the Trust, but in any event at least five Business Days before such record date.

                  (b) If the Property Trustee is not the only holder of the Junior Subordinated Debentures at the time the Corporation selects an Extension Period, the Corporation shall give the holders of the Junior Subordinated Debentures and the Debenture Trustee written notice of its selection of such Extension Period at least 10 Business Days before the earlier of (i) the next succeeding Interest Payment Date, or (ii) the date the Corporation is required to give notice of the record or payment date of such interest payment to any national securities exchange.

                  (c) The semi-annual period in which any notice is given pursuant to paragraphs (a) or (b) of this Section 16.02 shall be counted as one of the 10 semi-annual periods permitted in the maximum Extension Period permitted under Section 16.01.

                  The Bank of New York hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions hereinabove set forth.

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed by their respective officers thereunto duly authorized, as of the day and year first above written.


                           MAINSTREET BANKGROUP INCORPORATED


                           By       /s/ James E. Adams
                                    ________________________
                                    Name:  James E. Adams
                                    Title:       Executive Vice President, Chief
                                                 Financial Officer and Treasurer



                           THE BANK OF NEW YORK,
                           as Debenture Trustee


                           By       /s/ Van K. Brown
                                    ________________________
                                    Name:  Van K. Brown
                                    Title:       Assistant Vice President

                                    EXHIBIT A

                 (FORM OF FACE OF JUNIOR SUBORDINATED DEBENTURE)


                  [IF THE JUNIOR SUBORDINATED DEBENTURE IS A GLOBAL JUNIOR SUBORDINATED DEBENTURE, INSERT: THIS JUNIOR SUBORDINATED DEBENTURE IS A GLOBAL JUNIOR SUBORDINATED DEBENTURE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS JUNIOR SUBORDINATED DEBENTURE IS EXCHANGEABLE FOR JUNIOR SUBORDINATED DEBENTURES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS JUNIOR SUBORDINATED DEBENTURE (OTHER THAN A TRANSFER OF THIS JUNIOR SUBORDINATED DEBENTURE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

                  UNLESS THIS JUNIOR SUBORDINATED DEBENTURE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK
CORPORATION ("DTC") TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY JUNIOR SUBORDINATED DEBENTURE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                  THIS JUNIOR SUBORDINATED DEBENTURE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAW. NEITHER THIS JUNIOR SUBORDINATED DEBENTURE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

                  THE HOLDER OF THIS JUNIOR SUBORDINATED DEBENTURE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS JUNIOR SUBORDINATED DEBENTURE, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE DATE HEREOF AND THE LAST DATE ON WHICH THE CORPORATION OR ANY "AFFILIATE" OF THE CORPORATION WAS THE OWNER OF THIS JUNIOR SUBORDINATED DEBENTURE (OR ANY PREDECESSOR OF THIS JUNIOR SUBORDINATED DEBENTURE) ONLY (A) TO THE CORPORATION, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) SO LONG AS THIS JUNIOR SUBORDINATED DEBENTURE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE
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i) PURSUANT TO CLAUSE (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO THE CORPORATION, AND (ii) PURSUANT TO CLAUSE (D), TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE REVERSE OF THIS JUNIOR SUBORDINATED DEBENTURE IS COMPLETED AND DELIVERED BY THE TRANSFEREE TO THE CORPORATION. SUCH HOLDER FURTHER AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS JUNIOR SUBORDINATED DEBENTURE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.


                  THE JUNIOR SUBORDINATED DEBENTURES WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN BLOCKS HAVING AN AGGREGATE PRINCIPAL AMOUNT OF NOT LESS THAN $100,000. ANY SUCH TRANSFER OF JUNIOR SUBORDINATED DEBENTURES IN A BLOCK HAVING AN AGGREGATE PRINCIPAL AMOUNT OF LESS THAN $100,000 SHALL BE DEEMED TO BE VOID AND OF NO LEGAL EFFECT WHATSOEVER. ANY SUCH TRANSFEREE SHALL BE DEEMED NOT TO BE THE HOLDER OF SUCH JUNIOR SUBORDINATED DEBENTURES FOR ANY PURPOSE, INCLUDING BUT NOT LIMITED TO THE RECEIPT OF PRINCIPAL, PREMIUM (IF ANY) OR INTEREST OF SUCH JUNIOR SUBORDINATED DEBENTURES, AND SUCH TRANSFEREE SHALL BE DEEMED TO HAVE NO INTEREST WHATSOEVER IN SUCH JUNIOR SUBORDINATED DEBENTURES. THE HOLDER OF THIS JUNIOR SUBORDINATED DEBENTURE BY ITS ACCEPTANCE HEREOF ALSO AGREES, REPRESENTS AND WARRANTS THAT EITHER (i) IT IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR (ii) THE ACQUISITION AND HOLDING OF THIS JUNIOR SUBORDINATED DEBENTURE BY IT IS NOT PROHIBITED BY EITHER SECTION 406 OF ERISA OR SECTION 4975 OF THE U.S.
INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR EXEMPT FROM ANY SUCH PROHIBITION.


No. D-1
CUSIP No. 560633 AA 7

                        MAINSTREET BANKGROUP INCORPORATED

SERIES A 8.90% JUNIOR SUBORDINATED DEFERRABLE INTEREST DEBENTURE
                              DUE DECEMBER 1, 2027

                  MainStreet BankGroup Incorporated, a Virginia corporation (the "Corporation", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to MainStreet Capital Trust I, or registered assigns, the principal sum of $51,547,000 on December 1, 2027 (the "Stated Maturity Date"), unless previously prepaid, and to pay interest on the outstanding principal amount hereof from November 19, 1997, or from the most recent interest payment date (each such date, an "Interest Payment Date") to which interest has been paid or duly provided for, semi-annually (subject to deferral as set forth herein) in arrears on June 1 and December 1 of each year, commencing June 1, 1998, at the rate of 8.90% per annum until the principal hereof shall have become due and payable, and on any overdue principal and premium, if any, and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum compounded semi-annually. The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year of twelve 30-day months and, for any period less than a full calendar month, the number of days elapsed in such month. In the event that any date on which the principal of (or premium, if any) or interest on this Junior Subordinated Debenture is payable is not a Business Day, then the payment payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), except that if such next succeeding Business Day falls in the next calendar year, then such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date. Pursuant to the Indenture, in certain circumstances the Corporation will be required to pay Additional Sums and Compounded Interest (each as defined in the Indenture) with respect to this Junior Subordinated Debenture. Pursuant to the Registration Rights Agreement, in certain limited circumstances the Corporation will be required to pay Liquidated Damages (as defined in the Registration Rights Agreement) with respect to this Junior Subordinated Debenture.

                  The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Junior Subordinated Debenture (or one or more Predecessor Junior Subordinated Debentures, as defined in said Indenture) is registered at the close of business on the regular record date for such interest installment, which shall be at the close of business on the 15th day of the month preceding the month in which the relevant interest payment date falls. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the holders on such regular record date and may be paid to the Person in whose name this Junior Subordinated Debenture (or one or more Predecessor Junior Subordinated Debentures) is registered at the close of business on a special record date to be fixed by the Debenture Trustee for the payment of such defaulted interest, notice whereof shall be given to the holders of Junior Subordinated Debentures not less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Junior Subordinated Debentures may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

                  The principal of (and premium, if any) and interest (including Compounded Interest and Additional Sums, if any) and Liquidated Damages, if any, on this Junior Subordinated Debenture shall be payable at the office or agency of the Debenture Trustee maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; provided, however, that, payment of interest may be made at the option of the Corporation by (i) check mailed to the holder at such address as shall appear in the Debenture Register or (ii) by transfer to an account maintained by the Person entitled thereto, provided that proper written transfer instructions have been received by the relevant record date. Notwithstanding the foregoing, so long as the Holder of this Junior Subordinated Debenture is the Property Trustee, the payment of the principal of (and premium, if any) and interest (including Compounded Interest and Additional Sums, if any) and Liquidated Damages, if any, on this Junior Subordinated Debenture will be made at such place and to such account as may be designated by the Property Trustee.

                  The indebtedness evidenced by this Junior Subordinated Debenture is, to the extent provided in the Indenture, subordinate and junior in right of payment to the prior payment in full of all Senior Indebtedness, and this Junior Subordinated Debenture is issued subject to the provisions of the Indenture with respect thereto. Each holder of this Junior Subordinated Debenture, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Debenture Trustee on his or her behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination so provided and (c) appoints the Debenture Trustee his or her attorney-in-fact for any and all such purposes. Each holder hereof, by his or her acceptance hereof, hereby waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Indebtedness, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.

                  This Junior Subordinated Debenture shall not be entitled to any benefit under the Indenture hereinafter referred to, be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Debenture Trustee.

                  The provisions of this Junior Subordinated Debenture are continued on the reverse side hereof and such provisions shall for all purposes have the same effect as though fully set forth at this place.

                  IN WITNESS WHEREOF, the Corporation has caused this instrument to be duly executed and sealed this 19th day of November, 1997.





                                     MAINSTREET BANKGROUP INCORPORATED

                                     By: _____________________________
                                              Name:    James E. Adams
                                              Title:   Executive Vice President,
                                                       Chief Financial Officer
                                                       and Treasurer


Attest:

By: _______________________
         Name:    Rebecca J. Jenkins
         Title:   Executive Vice President




                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Junior Subordinated Debentures referred to in the within-mentioned Indenture.



                                              THE BANK OF NEW YORK,
                                              not in its individual capacity but
                                              solely as Debenture Trustee


                                              By_________________________
                                                Authorized Signatory

               (FORM OF REVERSE OF JUNIOR SUBORDINATED DEBENTURE)

                  This Junior Subordinated Debenture is one of the Junior Subordinated Debentures of the Corporation (herein sometimes referred to as the "Junior Subordinated Debentures"), specified in the Indenture, all issued or to be issued under and pursuant to an Indenture, dated as of November 19, 1997 (the "Indenture"), duly executed and delivered between the Corporation and The Bank of New York, as Debenture Trustee (the "Debenture Trustee"), to which Indenture reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Debenture Trustee, the Corporation and the holders of the Junior Subordinated Debentures.

                  Upon the occurrence and continuation of a Special Event prior to December 1, 2007 (the "Initial Optional Prepayment Date"), the Corporation shall have the right, at any time within 90 days following the occurrence of such Special Event, to prepay this Junior Subordinated Debenture in whole (but not in part) at the Special Event Prepayment Price. "Special Event Prepayment Price" shall mean, with respect to any prepayment of the Junior Subordinated Debentures following a Special Event, an amount in cash equal to the Make Whole Amount. The "Make Whole Amount" shall mean an amount equal to the greater of (i) 100% of the principal amount of the Junior Subordinated Debentures to be prepaid or (ii) the sum, as determined by a Quotation Agent, of the present values of the remaining scheduled payments of principal and interest on such Junior Subordinated Debentures, discounted to the prepayment date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate, plus, in the case of each of clauses (i) and (ii), accrued and unpaid interest thereon, including Compounded Interest and Additional Sums, if any, and Liquidated Damages, if any, to the date of such prepayment.

                  In addition, the Corporation shall have the right to prepay this Junior Subordinated Debenture, in whole or in part, at any time on or after the Initial Optional Prepayment Date (an "Optional Prepayment"), upon not less than 30 days and not more than 60 days' notice, at the prepayment prices set forth below plus, in each case, accrued and unpaid interest thereon (including Additional Sums and Compounded Interest, if any) and Liquidated Damages, if any, to the applicable date of prepayment (the "Optional Prepayment Price") if prepaid during the 12-month period beginning December 1 of the years indicated below.


                                                                  Percentage
                  Year                                           of Principal
                  ----                                           ------------

                  2007                                             104.450%
                  2008                                             104.005%
                  2009                                             103.560%
                  2010                                             103.115%
                  2011                                             102.670%
                  2012                                             102.225%
                  2013                                             101.780%
                  2014                                             101.335%
                  2015                                             100.890%
                  2016                                             100.445%
                  2017 and thereafter                              100.000%

                  The Optional Prepayment Price or the Special Event Prepayment Price, as the case requires, shall be paid prior to 12:00 noon, New York time, on the date of such prepayment or at such earlier time as the Corporation determines, provided, that the Corporation shall deposit with the Debenture Trustee an amount sufficient to pay the applicable Prepayment Price by 10:00 a.m. New York time on the date such Prepayment Price is to be paid. Any prepayment pursuant to this paragraph will be made upon not less than 30 days nor more than 60 days notice. If the Junior Subordinated Debentures are only partially prepaid by the Corporation pursuant to an Optional Prepayment, the particular Junior Subordinated Debentures to be prepaid shall be selected on a pro rata basis not more than 60 days prior to the date fixed for prepayment from the outstanding Junior Subordinated Debentures not previously called for prepayment, provided, however, that with respect to Debentureholders that would be required to hold Junior Subordinated Debentures with an aggregate principal amount of less than $100,000 but more than an aggregate principal amount of zero as a result of such pro rata prepayment, the Corporation shall prepay Junior Subordinated Debentures of each such Debentureholder so that after such prepayment such Debentureholder shall hold Junior Subordinated Debentures either with an aggregate principal amount of at least $100,000 or such Debentureholder no longer holds any Junior Subordinated Debentures and shall use such method (including, without limitation, by lot) as the Corporation shall deem fair and appropriate, provided, further, that any such proration may be made on the basis of the aggregate principal amount of Junior Subordinated Debentures held by each Debentureholder thereof and may be made by making such adjustments as the Corporation deems fair and appropriate in order that only Junior Subordinated Debentures in denominations of $1,000 or integral multiples thereof shall be prepaid.

                  In the event of prepayment of this Junior Subordinated Debenture in part only, a new Junior Subordinated Debenture or Junior Subordinated Debentures for the portion hereof that has not been prepaid will be issued in the name of the holder hereof upon the cancellation hereof.

                  Notwithstanding  the  foregoing,   any  prepayment  of  Junior
Subordinated Debentures by the Corporation shall be subject to the prior receipt of any required regulatory approvals.

                  In case a Debenture Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of all of the Junior Subordinated Debentures may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

                  The Indenture contains provisions permitting the Corporation and the Debenture Trustee, with the consent of the holders of a majority in aggregate principal amount of the Junior Subordinated Debentures at the time outstanding, as defined in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the holders of the Junior Subordinated Debentures; provided, however, that no such supplemental indenture shall, without the consent of each holder of Junior Subordinated Debentures then outstanding and affected thereby, (i) change the Stated Maturity Date of any Junior Subordinated Debenture, or reduce the rate or extend the time of payment of interest thereon (subject to Article XVI of the Indenture), or reduce the principal amount thereof, or reduce any amount payable on prepayment thereof, or make the principal thereof or any interest or premium thereon payable in any coin or currency other than that provided in the Junior Subordinated Debentures, or impair or affect the right of any holder of Junior Subordinated Debentures to institute suit for payment thereof, or (ii) reduce the aforesaid percentage of Junior Subordinated Debentures, the holders of which are required to consent to any such supplemental indenture. The Indenture also contains provisions permitting the holders of a majority in aggregate principal amount of the Junior Subordinated Debentures at the time outstanding affected thereby, on behalf of all of the holders of the Junior Subordinated Debentures, to waive any past default in the performance of any of the covenants contained in the Indenture, or established pursuant to the Indenture, and its consequences, except a default in the payment of the principal of or premium, if any, or interest on any of the Junior Subordinated Debentures or a default in respect of any covenant or provision under which the Indenture cannot be modified or amended without the consent of each holder of Junior Subordinated Debentures then outstanding. Any such consent or waiver by the holder of this Junior Subordinated Debenture (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future holders and owners of this Junior Subordinated Debenture and of any Junior Subordinated Debenture issued in exchange hereof or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Junior Subordinated Debenture.

                  No reference herein to the Indenture and no provision of this Junior Subordinated Debenture or of the Indenture shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest (including Compounded Interest and Additional Sums, if any) and Liquidated Damages, if any, on this Junior Subordinated Debenture at the time and place and at the rate and in the money herein prescribed.

                  So long as no Debenture Event of Default shall have occurred and be continuing, the Corporation shall have the right, at any time and from time to time during the term of the Junior Subordinated Debentures, to defer payments of interest by extending the interest payment period of such Junior Subordinated Debentures for a period not exceeding 10 consecutive semi-annual periods, including the first such semi-annual period during such extension period, and not extending beyond the Stated Maturity Date of the Junior Subordinated Debentures (an "Extension Period") or ending on a date other than an Interest Payment Date, at the end of which period the Corporation shall pay all interest then accrued and unpaid (together with interest thereon at the rate specified for the Junior Subordinated Debentures to the extent that payment of such interest is enforceable under applicable law). Before the termination of any such Extension Period, the Corporation may further defer payments of interest by further extending such Extension Period, provided that such Extension Period, together with all such previous and further extensions within such Extension Period, (i) shall not exceed 10 consecutive semi-annual periods, including the first semi-annual period during such Extension Period, (ii) shall not end on any date other than an Interest Payment Date, and (iii) shall not extend beyond the Stated Maturity Date. Upon the termination of any such Extension Period and the payment of all accrued and unpaid interest and any additional amounts then due, the Corporation may commence a new Extension Period, subject to the foregoing requirements.

                  The Corporation has agreed that it will not (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of the Corporation's capital stock,
(ii) make any payment of principal, interest or premium, if any, on or repay or repurchase or redeem any debt securities of the Corporation (including any other Debentures) that rank pari passu with or junior in right of payment to the Junior Subordinated Debentures or (iii) make any guarantee payments with respect to any guarantee by the Corporation of the debt securities of any Subsidiary of the Corporation (including any Other Guarantees) if such guarantee ranks pari passu with or junior in right of payment to the Junior Subordinated Debentures (other than (a) dividends or distributions in shares of, or options, warrants or rights to subscribe for or purchase shares of, Common Stock, (b) any declaration of a dividend in connection with the implementation of a stockholders' rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto, (c) payments under the Guarantee, (d) as a result of a reclassification of the Corporation's capital stock or the exchange or conversion of one class or series of the Corporation's capital stock for another class or series of the Corporation's capital stock, (e) the purchase of fractional interests in shares of the Corporation's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged and (f) purchases of Common Stock related to the issuance of Common Stock or rights under any of the Corporation's benefit plans for its directors, officers or employees or any of the Corporation's dividend reinvestment plans), if at such time (1) there shall have occurred any event of which the Corporation has actual knowledge that (a) is, or with the giving of notice or the lapse of time, or both, would be, a Debenture Event of Default and (b) in respect of which the Corporation shall not have taken reasonable steps to cure, (2) the Corporation shall be in default with respect to its payment of any obligations under the Guarantee or (3) the Corporation shall have given notice of its election to exercise its right to extend the interest payment period and any such extension shall be continuing.

                  Subject to (i) the receipt of any required regulatory approval, and (ii) the receipt by the Corporation of an opinion of counsel to the effect that such distribution will not be a taxable event to holders of Capital Securities, the Corporation will have the right at any time to liquidate the Trust and cause the Junior Subordinated Debentures to be distributed to the holders of the Trust Securities in liquidation of the Trust.

                  The Junior Subordinated Debentures are issuable only in registered form without coupons in minimum denominations of $100,000 and multiples of $1,000 in excess thereof. As provided in the Indenture and subject to the transfer restrictions limitations as may be contained herein and therein from time to time, this Junior Subordinated Debenture is transferable by the holder hereof on the Debenture Register of the Corporation, upon surrender of this Junior Subordinated Debenture for registration of transfer at the office or agency of the Corporation in New York, New York accompanied by a written instrument or instruments of transfer in form satisfactory to the Corporation or the Debenture Trustee duly executed by the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Junior Subordinated
Debentures of authorized denominations and for the same aggregate principal amount and series will be issued to the designated transferee or transferees. No service charge will be made for any such registration of transfer, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

                  Prior to due presentment for registration of transfer of this Junior Subordinated Debenture, the Corporation, the Debenture Trustee, any authenticating agent, any paying agent, any transfer agent and the registrar may deem and treat the holder hereof as the absolute owner hereof (whether or not this Junior Subordinated Debenture shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Debenture registrar for the Junior Subordinated Debentures) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and (subject to the Indenture) interest due hereon and for all other purposes, and neither the Corporation nor the Debenture Trustee nor any authenticating agent nor any paying agent nor any transfer agent nor any registrar shall be affected by any notice to the contrary.

                  No recourse shall be had for the payment of the principal of or premium, if any, or interest on this Junior Subordinated Debenture, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, stockholder, officer or director, past, present or future, as such, of the Corporation or of any predecessor or successor Person, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

                  All terms used in this Junior Subordinated Debenture that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                  THE INDENTURE AND THE JUNIOR SUBORDINATED DEBENTURES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF.